SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.__)

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☐	Soliciting Material Pursuant to § 240.14a-12
SOURCEFIRE, INC.
(Name of Registrant as Specified In Its Charter)

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SOURCEFIRE, INC.
9770 Patuxent Woods Drive
Columbia, Maryland 21046

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On October 3, 2007

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Sourcefire, Inc., a Delaware corporation (the “Company”). The meeting will be held on Wednesday, October 3, 2007 at 10:00 a.m. local time at the Courtyard by Marriott, 8910 Stanford Boulevard, Columbia, MD 21045 for the following purposes:

1. To re-elect two directors to hold office until the 2010 Annual Meeting of Stockholders.

2. To approve the 2007 Employee Stock Purchase Plan.

3. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2007.

4. To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is August 14, 2007. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Todd P. Headley

Assistant Secretary

Columbia, Maryland
September 6, 2007

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

SOURCEFIRE, INC.
9770 Patuxent Woods Drive
Columbia, Maryland 21046

PROXY STATEMENT
FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS
October 3, 2007

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of Sourcefire, Inc. (sometimes referred to as the “Company” or “Sourcefire”) is soliciting your proxy to vote at the 2007 Annual Meeting of Stockholders including at any adjournments or postponements of the meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

The Company intends to mail this proxy statement and accompanying proxy card on or about September 11, 2007 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on August 14, 2007 will be entitled to vote at the annual meeting. On this record date, there were 24,108,428 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on August 14, 2007 your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer and Trust Co., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on August 14, 2007 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

•	Re-election of two directors;

•	Approval of the 2007 Employee Stock Purchase Plan; and

•	Ratification of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2007.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

•	To vote over the telephone, dial toll-free 1-866-894-0537 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 7:00 p.m, Eastern Time, on October 2, 2007 to be counted.

•	To vote on the Internet, go to http://www.continentalstock.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 7:00 p.m, Eastern Time, on October 2, 2007 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of August 14, 2007.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the re-election of both nominees for director, “For” approval of the 2007 Employee Stock Purchase Plan and “For” the ratification of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2007. If any other matter is properly presented at the meeting, your proxyholder (the individual named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to the Company’s Secretary at Sourcefire, Inc., 9770 Patuxent Woods Drive, Columbia, Maryland 21046.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing, no less than 45 days and no more than 75 days prior to the date on which we mail next year’s proxy materials to stockholders, to the Company’s Secretary at Sourcefire, Inc., 9770 Patuxent Woods Drive, Columbia, Maryland 21046.

If you wish to nominate an individual for election or re-election at, or bring business, other than through a stockholder proposal, before, the 2008 Annual Meeting of Stockholders you should deliver your notice to the Company’s Secretary at the address above not less than 45 days nor more than 75 days prior to the date that we mail our proxy materials for the 2008 Annual Meeting of Stockholders. Your notice to the Secretary shall set forth your name and address, and the class and number of shares of the Company’s stock which you beneficially own. If you propose to bring business before the annual meeting other than a director nomination, your notice shall also include, as to each matter proposed, the following: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest you have in such business. If you propose to nominate an individual for election or re-election as a director, your notice shall also set forth, as to each person whom you propose to nominate for election or re-election as a director, the following: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of stock of the Company which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company.

For more information, please refer to the Company’s Fourth Amended and Restated Bylaws, filed as exhibit 3.2 to the Company’s Form 10-Q for the quarter ended March 31, 2007, filed with the United States Securities and Exchange Commission on May 4, 2007.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (“NYSE”), “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of shareholders, such as mergers or shareholder proposals.

How many votes are needed to approve each proposal?

•	For the election of directors, the two nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withhold” will affect the outcome.

•	To be approved, Proposal No. 2 to approve the 2007 Employee Stock Purchase Plan must receive “For” votes from the holders of at least a majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•	To be approved, Proposal No. 3 to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007 must receive “For” votes from the holders of at least a majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 24,108,428 shares outstanding and entitled to vote. Thus, the holders of 12,054,215 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company’s annual report on Form 10-K for the year ending December 31, 2007.

Proposal 1

Election Of Directors

The Company’s Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including a vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is elected and qualified.

The Board of Directors presently has eight members. There are three directors in the class whose term of office expires in 2007. One of these directors, Harry R. Weller, is not standing for re-election at the annual meeting, and his term will expire at that time. Accordingly, following the annual meeting, it is expected that there will be one vacancy in the class whose term of office will expire in 2010, and we are seeking to identify an individual to fill this vacancy. Each of the nominees listed below is currently a director of the Company who was previously elected by the stockholders. If elected at the annual meeting, each of these nominees would serve until the 2010 annual meeting and until his successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal. Since the Company was privately held until earlier this year, the Company did not hold an Annual Meeting of Stockholders in 2006. Because this is our first Annual Meeting as a public company, we have yet to establish a policy regarding attendance by our directors and nominees for director at our Annual Meeting.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the re-election of the two nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by the Company. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

The following is a brief biography of each nominee and each director whose term will continue after the annual meeting.

Nominees for Re-Election for a Three-year Term Expiring at the 2010 Annual Meeting

E.	Wayne Jackson, III

E. Wayne Jackson, III, age 46, joined us in May 2002 as our Chief Executive Officer and a director. He was appointed Chairman of our Board of Directors in October 2006. Before joining Sourcefire, Mr. Jackson was a private investor from September 2001 until May 2002. Prior to that, Mr. Jackson co-founded Riverbed Technologies, Inc., a wireless infrastructure company, served as its CEO from January 1999 until the sale of the company to Aether Systems Inc. for more than $1.0 billion in March 2000 and continued as an employee of Aether Systems as Managing Director of Aether Capital until September 2001. Previously, Mr. Jackson built an emerging technologies profit center for Noblestar Systems Inc., a large systems integrator, and consulted to organizations including General Electric, the World Bank and the Federal Reserve. Mr. Jackson holds a B.B.A. in Finance from James Madison University.

Asheem Chandna

Asheem Chandna, age 42, joined our Board of Directors in May 2003 and is currently a partner with Greylock Partners, a venture capital firm. Prior to joining Greylock in September 2003, Mr. Chandna was with Check Point Software Technologies Ltd. from April 1996 until December 2002 where he was Vice-President of Business Development and Product Management. Prior to Check Point, Mr. Chandna was Vice-President of Marketing with CoroNet Systems from October 1994 to November 1995 and was with Compuware Corporation from November 1995 to April 1996, following Compuware’s acquisition of CoroNet. Previously, Mr. Chandna held strategic marketing and product management positions with SynOptics/Bay Networks from

June 1991 to October 1994 and consulting positions with AT&T Bell Laboratories from September 1988 to May 1991. Mr. Chandna currently serves on the Board of Directors of several privately held companies including Imperva Inc., Palo Alto Networks and Securent, Inc.. He previously served on the Board of Directors at CipherTrust, Inc. (acquired by Secure Computing Corporation), NetBoost Inc. (acquired by Intel Corporation) and PortAuthority Technologies (acquired by Websense, Inc.). Mr. Chandna holds B.S. and M.S. degrees in electrical and computer engineering from Case Western Reserve University in Cleveland, Ohio.

The Board Of Directors Recommends
A Vote In Favor Of Each Named Nominee.

Directors Continuing in Office Until the 2008 Annual Meeting

Martin F. Roesch

Martin F. Roesch, age 37, founded Sourcefire in January 2001 and served as our President and Chief Technology Officer until September 2002, since which time he has continued to serve as our Chief Technology Officer. Mr. Roesch is responsible for our technical direction and product development efforts. Mr. Roesch, who has 16 years of industry experience in network security and embedded systems engineering, is also the author and lead developer of the Snort Intrusion Prevention and Detection System that forms the foundation for the Sourcefire 3D System. Over the past ten years, Mr. Roesch has developed various network security tools and technologies, including intrusion prevention and detection systems, honeypots, network scanners and policy enforcement systems for organizations such as GTE Internetworking and Stanford Telecommunications, Inc. Mr. Roesch holds a B.S. in Electrical and Computer Engineering from Clarkson University.

Tim A. Guleri

Tim A. Guleri, age 41, joined our Board of Directors in June 2002 and is currently a Managing Director with Sierra Ventures. Before joining Sierra Ventures in February 2001, Mr. Guleri was the Vice Chairman and Executive Vice President with Epiphany, Inc. from March 2000 until February 2001; the Chairman, CEO and Co-founder of Octane Software Inc. from September 1997 until March 2000; Vice President of Field Operations, Product Marketing with Scopus Technology Inc. from February 1992 until February 1996 and was part of the information technology team with LSI Logic Corporation from September 1989 until September 1991. He has been a director of: Octane Software from 1997 to 2000 (Sold to Epiphany in 2000); Net6, Inc. from March 2001 to March 2004 (acquired by Citrix Systems, Inc. in 2004); Approva, Inc. since April 2005; Spoke Software, Inc. since July 2002; CodeGreen Networks, Inc. since March 2005; AIRMEDIA, Inc. since April 2005; Steelbox Networks Inc. since 2006; and Everest, Inc. since October 2003. Mr. Guleri holds a B.S. in Electrical Engineering from Punjab Engineering College, India and an M.S. in Engineering and Operational Research from Virginia Tech.

Directors Continuing in Office Until the 2009 Annual Meeting

Joseph R. Chinnici

Joseph R. Chinnici, age 52, joined our Board of Directors in July 2006. He was appointed our lead outside director in February 2007. Mr. Chinnici has served as Senior Vice President, Finance and Chief Financial Officer at Ciena Corporation since August 1997, and was previously Vice President, Finance and Chief Financial Officer from May 1995 to August 1997. Mr. Chinnici served previously as Controller since joining Ciena in September 1994. From 1993 through 1994, Mr. Chinnici served as a financial consultant for Halston Borghese Inc. From 1977 to 1993, Mr. Chinnici held a variety of accounting and finance assignments for Playtex Apparel, Inc. (now a division of Sara Lee Corporation), ending this period as Director of Operations Accounting and Financial Analysis. Mr. Chinnici serves on the Board of Directors for Brix Networks, Inc. and Optium Corporation. He holds a B.S. degree in accounting from Villanova University and an M.B.A. from Southern Illinois University.

Arnold L. Punaro

Maj. Gen. Arnold L. Punaro (ret.), age 60, joined our Board of Directors in January 2007 and is currently Executive Vice President, Government Affairs, Communications and Support Operations and General Manager of Washington Operations for Science Applications International Corporation, or SAIC. He is also a member of the Secretary of Defense Gates’ Defense Business Board and is currently chairing the Statutory Commission on the National Guard and Reserves. Prior to joining SAIC in 1997, General Punaro worked for Senator Sam Nunn on national security matters from 1973 to 1997. During that time, General Punaro served as Senator Nunn’s director of national security affairs and as staff director of the Senate Armed Services Committee. General Punaro served as the director of the Marine Corps Reserve from May 2001 until his retirement in October 2003. General Punaro also served as deputy commanding general, Marine Corps Combat Development Command (Mobilization) from August 2000 until May 2001, and as the commanding general of the 4th Marine Division headquartered in New Orleans, Louisiana from 1997 to 2000. Prior to joining SAIC, General Punaro served on active duty as an infantry platoon commander in Vietnam where he was awarded the Bronze Star for valor and the Purple Heart. As a reserve officer, he has served in Operation Desert Shield in Saudi Arabia in December 1990, Joint Task Force Provide Promise (Forward) in the former Yugoslavia in December 1993, Operation Enduring Freedom and Operation Iraqi Freedom in May 2003 and has served as both the Headquarters Marine Corps Director of Reserve Affairs and as the Special Assistant to the Commander, U.S. European Command. General Punaro holds a B.S. from Spring Hill College in Mobile, Alabama, an M.A. in journalism from the University of Georgia and an M.A. in national security studies from Georgetown University.

Steven R. Polk

Lt. Gen. Steven R. Polk (ret.), age 60, joined our Board of Directors in August 2006. General Polk was the Inspector General of the Air Force, Office of the Secretary of the Air Force, Washington, D.C., from December 2003 until he retired on February 1, 2006. While at the Air Force, General Polk oversaw Air Force inspection policy, criminal investigations, counterintelligence operations, intelligence oversight, complaints, and fraud, waste and abuse programs and was also responsible for two field operating agencies — the Air Force Inspection Agency and Air Force Office of Special Investigations. Prior to this assignment, he was Vice Commander, Pacific Air Forces from March 2002 to November 2003 and Commander, 19th Air Force, Air Education and Training Command from May 1999 to March 2002. Staff appointments included Director of Operations at Headquarters Pacific Air Forces and Assistant Chief of Staff for Operations at Headquarters Allied Air Forces Northwestern Europe, NATO, as well as duty at Headquarters U.S. Air Forces in Europe and Headquarters U.S. Air Force. General Polk graduated and was commissioned from the U.S. Air Force Academy in June 1968 with a B.S. in aeronautical engineering. In 1974, he received an M.S. in engineering from Arizona State University, Tempe and in 1988 he received an M.A. in national security and strategic studies from Naval War College, Newport, R.I.

information regarding the board of directors and corporate governance

Independence of The Board of Directors

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq, as in effect time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable Nasdaq listing standards: Asheem Chandna, Joseph R. Chinnici, Tim A. Guleri, Steven R. Polk, Arnold L. Punaro and Harry R. Weller. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company. Wayne Jackson, the Company’s Chief Executive Officer and Martin Roesch, the Company’s Chief Technology Officer, are not independent directors by virtue of their employment with the Company.

meetings of the board of directors

The Board of Directors met eighteen (18) times during the last fiscal year. Each Board member attended 85% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member.

Information Regarding Committees of the Board of Directors

The Board has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. The following table provides membership and meeting information for fiscal 2006 for each of the Board committees:

Nominating and
Name	Audit		Compensation		Governance

E. Wayne Jackson, III Asheem Chandna			X		X
Harry R. Weller	X		X
Martin F. Roesch
Tim A. Guleri	X		X	*
Joseph R. Chinnici(1)	X	*			X
Steven R. Polk(2)					X	*
Arnold L. Punaro(3)
Total meetings in fiscal 2006	6		5		3

*	Committee Chairperson

(1)	Mr. Chinnici joined the Board of Directors in July 2006. Mr. Guleri served as the chairman of the Audit Committee during fiscal 2006 prior to the appointment of Mr. Chinnici as chairman.

(2)	General Polk joined the Board of Directors in August 2006. Mr. Chinnici served as the chairman of the Nominating and Governance Committee during fiscal 2006 prior to the appointment of General Polk as chairman. General Polk also joined the Compensation Committee during 2007.

(3)	General Punaro joined the Board of Directors in January 2007. General Punaro also joined the Audit Committee during 2007.

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee reviews and recommends to our Board of Directors internal accounting and financial controls and accounting principles and auditing practices to be employed in the preparation and review of our financial statements. In addition, the Audit Committee has the authority to engage public accountants to audit our annual financial statements and determine the scope of the audit to be undertaken by such accountants.

The Board of Directors has determined that Mr. Chinnici is an Audit Committee financial expert under the SEC rule implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Board made a qualitative assessment of Mr. Chinnici’s level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for a public reporting company.

The Audit Committee is composed of four directors: Messrs. Chinnici, Guleri and Weller and General Punaro. The Audit Committee met six times during the last fiscal year. The Audit Committee has adopted a written charter that is available to stockholders on the Company’s website at http://investor.sourcefire.com.

The Board of Directors reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards).

Report of the Audit Committee of the Board of Directors1

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with management of the Company. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and has discussed with the independent accountants the independent accountants’ independence. Because the registration statement for the Company’s initial public offering completed in March 2007 contained the financial statements at and for the fiscal year ended December 31, 2006, the Company did not file an Annual Report on Form 10-K with the SEC for the year ended December 31, 2006.

Mr. Joseph R. Chinnici, Chairman
Mr. Harry R. Weller
Mr. Tim A. Guleri
Maj. Gen. Arnold L. Punaro

Compensation Committee

The Compensation Committee is composed of four directors: Messrs. Chandna, Guleri and Weller and General Polk. All members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards. The Compensation Committee met five times during the last fiscal year. The Compensation Committee has adopted a written charter that is available to stockholders on the Company’s website at http://investor.sourcefire.com.

The Compensation Committee reviews and recommends to our Chief Executive Officer and the Board policies, practices and procedures relating to the compensation of managerial employees and the establishment and administration of certain employee benefit plans for managerial employees. The Compensation Committee has authority to administer our stock incentive plan and advise and consult with our officers regarding managerial personnel policies.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least four times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in or be present during any deliberations or

1 The material in this report is not “soliciting material” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

During the past fiscal year, the Compensation Committee engaged Compensia, Inc. as compensation consultants. Compendia was identified to our Compensation Committee as an entity to provide compensation consulting services by Mr. Guleri, Chairman of the Compensation Committee. The Compensation Committee requested that Compensia:

•	evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals; and

•	assist in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement, Compensia was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. At the request of the Compensation Committee, Compensia also conducted individual interviews with members of the Compensation Committee and senior management to learn more about the Company’s business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which the Company competes. Compensia ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Following an active dialogue with Compensia, the Compensation Committee developed a set of recommendations, and submitted these recommendations to our full Board of Directors for its approval. These recommendations are discussed in the Compensation Discussion and Analysis section of this proxy statement.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate. During its meeting on May 2, 2007, the Compensation Committee exercised this authority by delegating to Mr. E. Wayne Jackson the limited authority to grant certain non-qualified options to purchase our common stock to new employees. The Compensation Committee delegated this authority to Mr. Jackson in order to improve and streamline the process the Company follows when granting standard, non qualified stock options to new employees. This delegation of authority to Mr. Jackson contained specific instructions regarding the number of options that can be granted to new employees that varied only with respect to the recipient’s level of responsibility within Sourcefire. Mr. E. Wayne Jackson has no authority to grant any other kind of equity compensation other than as specified in these pre-defined instructions.

Historically, the Compensation Committee has made most significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive compensation paid at other companies identified by the consultant.

The specific determinations of the Compensation Committee with respect to executive compensation for fiscal 2006 are described in greater detail in the Compensation Discussion and Analysis section of this proxy statement.

Compensation Committee Interlocks and Insider Participation

As noted above, the Company’s Compensation Committee consists of Messrs. Guleri. Chandna and Weller and General Polk. No member of the Compensation Committee has been at any time an officer or employee of the Company. None of the Company’s executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Company’s Board of Directors or Compensation Committee.

Compensation Committee Report2

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of directors that the CD&A be included in this proxy statement.

Mr. Tim A. Guleri, Chairman
Lt. Gen. Steven R. Polk
Mr. Harry R. Weller
Mr. Asheem Chandna

Nominating and Governance Committee

The Nominating and Governance Committee assists the Board of Directors with its responsibilities regarding, among other things, the identification of individuals qualified to become directors; the selection of the director nominees for the next annual meeting of stockholders; the selection of director candidates to fill any vacancies on the Board of Directors; reviewing and making recommendations to the Board with respect to management succession planning; developing and recommending to the Board corporate governance principles; and overseeing an annual evaluation of the Board.

The Nominating and Governance Committee is composed of three directors: General Polk and Messrs. Chandna and Chinnici. All members of the Nominating and Governance Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Nominating and Governance Committee met three times during the last fiscal year. The Nominating and Governance Committee has adopted a written charter that is available to stockholders on the Company’s website at http://investor.sourcefire.com.

At this time, the Nominating and Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating and Governance Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.

2 The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the Commission and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, other than the Company’s Annual Report on Form 10-K, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Stockholder Communications With The Board Of Directors

Historically, the Company has not provided a formal process related to stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. During the upcoming year, our Nominating and Governance Committee will give full consideration to the adoption of a formal process for stockholder communications with the Board and, if adopted, publish it promptly and post it to the Company’s website.

Code Of Ethics

The Company has adopted the Sourcefire, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at http://investor.sourcefire.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Proposal 2

Approval of the 2007 Employee Stock Purchase Plan

In August 2007, the Board adopted the Company’s 2007 Employee Stock Purchase Plan (the “Purchase Plan”), subject to stockholder approval. There are 1,000,000 shares of Common Stock reserved for issuance under the Purchase Plan. The Purchase Plan is attached as Appendix A to this proxy statement.

Stockholders are requested in this Proposal 2 to approve the Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board of Directors Recommends
A Vote In Favor Of Proposal 2.

The essential features of the Purchase Plan are outlined below:

Purpose

The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company’s employees in the United States are eligible to participate in the Purchase Plan, however the Company’s employees outside of the United States will not be eligible to participate in the Purchase Plan.

The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

Administration

The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company will be eligible to participate in the Purchase Plan.

The Board has the power to delegate administration of the Purchase Plan to a committee of the Board. The Board has delegated administration of the Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the Purchase Plan, the “Board” refers to the Compensation Committee and to the Board.

Stock Subject to Purchase Plan

Subject to this Proposal, an aggregate of 1,000,000 shares of Common Stock is reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again become available for issuance under the Purchase Plan.

Offerings

The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. The maximum length for an offering under the Purchase Plan is 27 months. Currently, under the Purchase Plan, each offering is six months long and each “purchase periods” also is six months long.

Eligibility

Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated by the Board) on the first day of an offering is eligible to participate in that offering. Officers of the Company who are “highly compensated,” as defined in Section 414(q) of the Code, are eligible to participate in the Purchase Plan.

However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may purchase more than $25,000 worth of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its parent and subsidiary corporations in any calendar year. In addition to the preceding limitation, under the current offering no employee may purchase more than 500 shares of Common Stock during the offering.

Participation in the Plan

Eligible employees enroll in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 10% of such employees’ total compensation during the Purchase Period.

Purchase Price

The purchase price per share at which shares of Common Stock are sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on first day of the offering or (ii) 85% of the fair market value of a share of Common Stock on the last day of the Purchase Period.

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions over the offering. At any time during the Purchase Period, a participant may reduce or terminate his or her payroll deductions as the Board provides in the offering. A participant may not increase or begin such payroll deductions after the beginning of Purchase Period. All payroll deductions made for a participant are credited to his or her account under the

Purchase Plan and deposited with the general funds of the Company. A participant may not make additional payments into such account.

Purchase of Stock

By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares of Common Stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Common Stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the Purchase Period at the applicable price. See “Withdrawal” below.

Withdrawal

While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering or Purchase Period by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time up to thirty days prior to the end of the applicable Purchase Period.

Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee’s behalf during such offering, and such employee’s interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee’s withdrawal from an offering will not have any effect upon such employee’s eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Eligibility

Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee’s eligibility for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

Adjustment Provisions

Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend or stock split, may change the type(s), class(es) and number of shares of Common Stock subject to the Purchase Plan and to outstanding purchase rights. In that event, the Purchase Plan will be appropriately adjusted in the type(s), class(es) and maximum number of shares subject to the Purchase Plan and the outstanding purchase rights granted under the Purchase Plan will be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such purchase rights.

Effect of Certain Corporate Transactions

In the event of (i) the sale, lease, license or other disposition of all or substantially all of the assets of the Company, (ii) the sale or other disposition of all or substantially all of the outstanding securities of the Company, or (iii) certain specified types of merger, consolidation or similar transactions (collectively, “corporate transaction”), any surviving or acquiring corporation may continue or assume rights outstanding under the Purchase Plan or may substitute similar rights. If any surviving or acquiring corporation does not assume such rights or substitute similar rights, then the participants’ accumulated payroll deductions will be used to purchase shares of Common Stock immediately prior to the corporate transaction under the ongoing offering and the participants’ rights under the ongoing offering will terminate immediately after such purchase.

In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event.

Duration, Amendment and Termination

The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, the Purchase Plan has a term of twenty (20) years from its Effective Date, which will be the date that it is adopted by the Company’s stockholders.

The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment is necessary for the Purchase Plan to satisfy Sections 423 of the Code or other applicable laws and regulations or would otherwise (i) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan, or (iii) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

Federal Income Tax Information

Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

Proposal 3

Ratification Of Selection Of Independent Auditors

The Board of Directors has selected Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young has audited the Company’s financial statements since its inception in 2001. Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young as the Company’s independent auditors. However, the Board is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

principal accountant fees and services

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2006 and 2005, by Ernst & Young LLP, the Company’s principal accountant.

	Fiscal Year Ended December 31
	2006	2005
	(In thousands)

Audit Fees(1)	$537	$78
Audit-related Fees(2)	—	8
Tax Fees(3)	35	36
All Other Fees	—	—

Total Fees	$572	$122

(1)	Audit fees consist of fees incurred for professional services rendered for the audit of our annual consolidated financial statements and review of the quarterly consolidated financial statements that are normally provided by Ernst and Young LLP in connection with regulatory filings or engagements. Also included are fees related to our initial public offering and review of documents filed with the SEC.

(2)	Audit related fees relate to professional services rendered in connection with assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include accounting consultations regarding financial accounting and reporting standards and M&A due diligence.

(3)	Tax fees consist of professional services for tax compliance, tax advice and tax planning. These services include preparation of our federal and state tax returns, assistance with tax reporting requirements and audit compliance and assistance on international tax matters.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of the above services by Ernst & Young is compatible with maintaining the principal accountant’s independence.

The Board Of Directors Recommends
A Vote In Favor Of Proposal 3.

Executive Officers and Other Key Members of Management

The following table sets forth information concerning our executive officers and other key members of our management team as of September 4, 2007:

Name	Age	Position

E. Wayne Jackson, III	46	Chief Executive Officer and Chairman of the Board
Martin F. Roesch	37	Chief Technology Officer and Director
Thomas M. McDonough	52	President and Chief Operating Officer
Todd P. Headley	44	Chief Financial Officer and Treasurer
Michele M. Perry-Boucher	46	Chief Marketing Officer
Douglas W. McNitt	42	General Counsel and Secretary
Thomas D. Ashoff	46	Vice President of Engineering
John T. Czupak	44	Vice President of International Sales and Business Development
John G. Negron	43	Vice President of North American Sales

Executive Officers

E.	Wayne Jackson, III, Chief Executive Officer and Chairman of the Board of Directors

See Proposal 1 of this Proxy Statement for information concerning Mr. Jackson.

Martin F. Roesch, Chief Technology Officer and Director

See Proposal 1 of this Proxy Statement for information concerning Mr. Roesch.

Thomas M. McDonough, President and Chief Operating Officer

Thomas M. McDonough joined us in September 2002 as our President and Chief Operating Officer and is our executive officer in charge of sales. Before joining Sourcefire, Mr. McDonough was the Chief Executive Officer of Mountain Wave, Inc., an information security company, from March 2002 until September 2002, which was acquired by Symantec Corporation in July 2002. Prior to that, Mr. McDonough was Senior Vice President of Worldwide Sales for Riverbed Technologies from February 2000 until March 2000, when it was acquired by Aether Systems. He then served as the Senior Vice President of Worldwide Sales for Aether Systems until March 2002. Previously, Mr. McDonough spent six years with Axent Technologies, Inc. as Vice President of North American Sales and Professional Services. That company was acquired by Symantec

Corporation in December 2000 for $960 million. Mr. McDonough holds a B.A. in Economics and an M.B.A. from the University of Notre Dame.

Todd P. Headley, Chief Financial Officer and Treasurer

Todd P. Headley joined us in April 2003 and serves as our Chief Financial Officer and Treasurer. Prior to joining Sourcefire, Mr. Headley was CFO for BNX Corporation, a network access management company, from September 2001 until April 2003. Prior to BNX, Mr. Headley served as CFO for FBR Technology Venture Partners, a Virginia-based venture capital firm, from September 2000 until May 2001. Mr. Headley served as Chief Financial Officer of Riverbed Technologies, a wireless infrastructure company, from March 1999 until its acquisition by Aether Systems in March 2000. Mr. Headley continued with Aether Systems until June 2000, where he was engaged in various business development and integration activities. Mr. Headley also served as Controller at POMS Corporation, a manufacturing supply chain execution company, from February 1998 until February 1999 and as Vice President and Controller of Roadshow International, Inc., a supply chain execution company, from April 1992 until February 1998. Mr. Headley began his career at Arthur Andersen in 1985 as an auditor. Mr. Headley is a C.P.A. and holds a B.S. in accounting from Virginia Polytechnic Institute and State University.

Michele M. Perry-Boucher, Chief Marketing Officer

Michele M. Perry-Boucher joined us in March 2004 and serves as our Chief Marketing Officer. From September 2001 until joining Sourcefire, Ms. Perry-Boucher operated her own strategic marketing and business development consultancy, MPB Strategies, which specialized in providing consulting and strategy services to fast growing companies. Previously, Ms. Perry-Boucher was Senior Vice President, Marketing at USinternetworking, Inc. from July 1998 until June 2001. Additionally, Ms. Perry-Boucher held senior marketing and management positions at Versatility Inc. (acquired by Oracle Corporation) from February 1997 to June 1998 and Software AG from January 1992 until January 1997. Ms. Perry-Boucher holds a B.S. from the University of Pennsylvania (Wharton School) and an M.B.A. from Harvard Business School.

Douglas W. McNitt, General Counsel and Secretary

Douglas W. McNitt joined us in September 2007 as General Counsel and Secretary. Prior to joining Sourcefire, Mr. McNitt served as Executive Vice President, General Counsel and Secretary of webMethods, Inc., leaving his position in June 2007 following the acquisition of the company by Software AG. Mr. McNitt joined webMethods in October 2000 as General Counsel, became an Executive Vice President in January 2002 and became Secretary in May 2003. Mr. McNitt also served in various capacities, including Senior Counsel and Assistant General Counsel, for America Online, Inc. during his service there from December 1997 to September 2000. From May 1996 to December 1997, he was an associate with the law firm of Tucker, Flyer & Lewis, a professional corporation, and from April 1994 to May 1996 he was an associate with the law firm of McDermott, Will & Emery. Mr. McNitt holds a B.A. from Stanford University and a J.D. from Notre Dame Law School.

Other Key Members of Management

Thomas D. Ashoff, Vice President of Engineering

Thomas D. Ashoff joined us in April 2003 as Vice President of Engineering. Prior to joining Sourcefire, Mr. Ashoff worked for Network Associates Inc. (now McAfee Inc.) in a number of capacities from April 1998 until February 2003. At Network Associates, Mr. Ashoff was Vice President, Strategic Product Engineering in the Technology Research Division as well as Vice President of Engineering for Network Associates’ PGP Security business unit. Mr. Ashoff joined Network Associates in 1998 when it acquired Trusted Information Systems (TIS). At TIS, Mr. Ashoff was the Senior Development Manager for the Gauntlet Firewall and VPN products. Prior to TIS, Mr. Ashoff developed software for GTE Spacenet/Contel ASC from 1988 to June 1994. Mr. Ashoff also provided consultancy services to the National Security Agency (NSA) through HRB Singer,

Inc. from 1985 until 1988 and was employed by the NSA from 1982 until 1985. Mr. Ashoff holds a B.S. in Computer Science from the University of Pittsburgh.

John T. Czupak, Vice President of International Sales and Business Development

John T. Czupak joined us in October 2002 and serves as our Vice President of International Sales and Business Development. Before joining us, Mr. Czupak was the Senior Vice President of Worldwide Sales for Mountain Wave, Inc., an information security company, from October 2001 until October 2002, which was acquired by Symantec Corporation in July 2002. Prior to joining Mountain Wave, Mr. Czupak was the Director of International Operations for Riverbed Technologies from December 1999 until March 2000. He subsequently became the General Manager, Europe, Middle East & Asia for Aether Systems, Inc., after Aether acquired Riverbed Technologies in March 2000, and served in that position until October 2001. Previously, Mr. Czupak was with Axent Technologies, Inc., an Internet security company, where he was Vice President of Asia, Pacific & Latin America from August 1994 until December 1999. Mr. Czupak holds a B.S. in Marketing from Towson State University and an M.B.A. from the University of Maryland.

John G. Negron, Vice President of North American Sales

John G. Negron joined us in July 2002 and serves as Vice President of North American Sales. Before joining us, from December 2001 until May 2002, Mr. Negron was Vice President of Sales and Marketing at mindShift Technologies, Inc. Mr. Negron joined Riverbed Technologies in February 2000 as Director of Sales and continued to serve in that capacity following its acquisition by Aether Systems in March 2000, until October 2001. He also served as Director of Sales for Aether Systems’ Enterprise Vertical when Aether acquired Riverbed in March 2000. From September 1994 until January 2000, Mr. Negron was employed by Axent Technologies, an internet security software company, where he directed the company’s penetration into the public sector. Mr. Negron also held multiple domestic and international sales management roles at SunGard Data Systems Inc. from August 1985 until September 1991 which provided software and services in the disaster recovery segment of the security industry. Mr. Negron holds a B.S. from Bentley College.

Security Ownership Of

Certain Beneficial Owners And Management

The following table sets forth certain information regarding the ownership of the Company’s common stock as of July 31, 2007 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

Beneficial ownership of shares is determined under the rules of the Securities and Exchange Commission and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all shares of common stock held by them. Shares of common stock subject to options currently exercisable or exercisable within 60 days of July 31, 2007 and not subject to repurchase as of that date are deemed outstanding for calculating the percentage of outstanding shares of the person holding these options, but are not deemed outstanding for calculating the percentage of any other person. Applicable percentages are based on 24,108,428 shares outstanding on July 31, 2007, adjusted as required by rules promulgated by the SEC.

Unless otherwise noted, the address for each director and executive officer is c/o Sourcefire, Inc., 9770 Patuxent Woods Drive, Columbia, Maryland 21046.

	Beneficial Ownership
	Number of	Percent of
Beneficial Owner	Shares	Total

Beneficial owners of 5% or more of the outstanding common stock:
Entities affiliated with Sierra Ventures(1)	4,864,665	20.2
Entities affiliated with New Enterprise Associates(2)	3,217,545	13.3
Entities affiliated with Inflection Point(3)	1,492,228	6.2
Martin F. Roesch(4)	1,512,468	6.3
Entities affiliated with Core Capital Partners(5)	1,284,186	5.3
Entities affiliated with Sequoia Capital(6)	1,340,789	5.6
Entities affiliated with Fidelity Management & Research Company(7)	2,465,660	10.2
Named executive officers:
E. Wayne Jackson, III(8)	775,179	3.2
Thomas M. McDonough(9)	498,713	2.1
Todd P. Headley(10)	137,252	*
Joseph M. Boyle(11)	44,646	*
Michele M. Perry-Boucher(12)	121,204	*
Directors:
Asheem Chandna(13)	200,219	*
Joseph R. Chinnici(14)	23,603	*
Tim A. Guleri(15)	3,101,875	12.9
Steven R. Polk(16)	20,524	*
Arnold L. Punaro(17)	12,315	*
Harry R. Weller(18)	2,052	*
All directors and executive officers as a group (12 persons)	6,450,050	26.3

*	Less than 1% beneficial ownership.

(1)	Includes 1,517,958 shares of common stock held by Sierra Ventures VII, L.P. (“Sierra VII”), 2,992,458 shares of common stock held by Sierra Ventures VIII-A, L.P. (“Sierra VIII-A”), 29,183 shares of common stock held by Sierra Ventures VIII-B, L.P. (“Sierra VIII-B”), 103,507 shares of common stock held by Sierra Ventures Associates VII, LLC (“SVA VII”) as nominee for its members and 221,559 shares of common stock held by Sierra Ventures Associates VIII, LLC (“SVA VIII”) as nominee for its members. SVA VII is the general partner of Sierra VII and possesses voting and dispositive power over the shares held by Sierra VII. SVA VII disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. SVA VII does not have voting or dispositive power over the shares held as nominee for its members and disclaims beneficial ownership of such shares. SVA VIII is the general partner of Sierra VIII-A and Sierra VIII-B and possesses voting and dispositive power over the shares held by Sierra VIII-A and Sierra VIII-B. SVA VIII disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. SVA VIII does not have voting or dispositive power over the shares held as nominee for its members and disclaims beneficial ownership of such shares. The address of these stockholders is c/o Sierra Ventures, 2884 Sand Hill Road, Suite 100, Menlo Park, CA 94025. The natural persons who have voting and investment control with respect to the shares owned by Sierra VII and SVA VII, as nominee for its members, are Jeffrey M. Drazan, David C. Schwab, Peter C. Wendell and Steven P. Williams. The natural persons who have voting and investment control with respect to the shares owned by Sierra VIII-A, Sierra VIII-B and SVA VIII, as nominee for its members, are Jeffrey M. Drazan, David C. Schwab, Peter C. Wendell, Steven P. Williams and Tim Guleri.

(2)	Includes 3,209,560 shares of common stock held by New Enterprise Associates 10, Limited Partnership and 7,985 shares of common stock held by NEA Ventures 2003, Limited Partnership. Voting and investment power over the shares of common stock held by New Enterprise Associates 10, Limited Partnership is shared by M. James Barrett, Peter J. Barris, C. Richard Kramlich, Peter T. Morris, Charles W. Newhall III, Mark W. Perry, Scott D. Sandell and Eugene A. Trainor III, each of whom is a general partner of NEA Partners 10, Limited Partnership, the general partner of New Enterprise Associates 10, Limited Partnership. Voting and investment power over the shares of common stock held by NEA Ventures 2003, Limited Partnership is held by its general partner, J. Daniel Morre. Each of the general partners of NEA Partners 10, Limited Partnership and NEA Ventures 2003, Limited Partnership disclaims beneficial ownership of the shares held by each of the aforementioned entities except to the extent of his pecuniary interest therein. The address of these stockholders is c/o New Enterprise Associates, 1119 St. Paul Street, Baltimore, MD 21202.

(3)	Includes 1,044,561 shares of common stock held by Inflection Point Ventures II, L.P. and 447,667 shares of common stock held by Inflection Point Ventures, L.P. The address of these stockholders is c/o Inflection Point Ventures, 7903 Sleaford Place, Bethesda, MD 20814. The natural persons who have voting and investment control with respect to the shares owned by Inflection Point Ventures II, L.P. are Jeffrey A. Davison, Michael E. A. O’Malley and Timothy J. Webb. The natural persons who have voting and investment control with respect to the shares owned by Inflection Point Ventures, L.P. are Jeffrey A. Davison, Lawrence C. Karlson, Michael E. A. O’Malley and Timothy J. Webb.

(4)	Includes 1,477,832 shares of common stock and options exercisable within 60 days of July 31, 2007 to purchase 34,636 shares of common stock.

(5)	Includes 1,027,351 shares of common stock held by Core Capital Partners, L.P., 239,356 shares of common stock held by Minotaur, LLC and 17,479 shares of common stock held by Minotaur Annex Fund LLC. The address of these stockholders is c/o Core Capital Partners, 901 15th Street, N.W. Suite 950, Washington, D.C. 20005. The natural person who has voting and investment control with respect to the shares owned by Core Capital Partners, L.P. is Pascal Luck. The natural person who has voting and investment control with respect to the shares owned by Minotaur LLC is Mark Levine.

(6)	Includes 1,179,895 shares of common stock held by Sequoia Capital Franchise Fund and 160,894 shares of common stock held by Sequoia Capital Franchise Partners. The address of these stockholders is c/o Sequoia Capital, 3000 Sand Hill Road, Bldg. 4, Suite 180, Menlo Park, CA 94025.

(7)	Amount was reported on a Schedule 13G filed on July 10, 2007. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 2,465,600 shares of common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d and FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 2,465,600 shares owned by the funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR Corp., are the predominant owners, directly or through trusts, of Series B shares of common stock of FMR Corp., representing 49% of the voting power of FMR Corp. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees. The address of these stockholders is c/o Fidelity Management & Research Company, 82 Devonshire Street, Boston, Massachusetts 02109. Pyramis Global Advisors Trust Company (“PGATC”), 53 State Street, Boston, Massachusetts, 02109, an indirect wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 60 shares of common stock as a result of its serving as investment manager of institutional accounts owning such shares. Edward C. Johnson 3d and FMR Corp., through its control of Pyramis Global Advisors Trust Company, each has sole dispositive power over 60 shares and sole power to vote or to direct the voting of 60 shares of Common Stock owned by the institutional accounts managed by PGATC as reported above.

(8)	Includes (i) options exercisable within 60 days of July 31, 2007 to purchase 55,418 shares of common stock, (ii) 504,511 shares of common stock held by The E. Wayne Jackson III “Sourcefire, Inc.” GRAT and (iii) 3,115 shares of common stock subject to repurchase by the Company. Mr. Jackson has voting and investment control with respect to the shares held by The E. Wayne Jackson III “Sourcefire, Inc.” GRAT. Mr. Jackson has voting power with respect to the shares subject to repurchase but does not have investment power with respect to such shares until such time as the Company’s repurchase option lapses.

(9)	Includes (i) options exercisable within 60 days of July 31, 2007 to purchase 51,954 shares of common stock, (ii) 441,502 shares of common stock held by The Revocable Trust of Thomas Michael McDonough, u/a July 19, 2005, Thomas M. McDonough, Trustee and (iii) 5,257 shares of common stock subject to repurchase by the Company. Mr. McDonough has voting and investment control with respect to the shares held by The Revocable Trust of Thomas Michael McDonough, u/a July 19, 2005, Thomas M. McDonough, Trustee. Mr. McDonough has voting power with respect to the shares subject to repurchase but does not have investment power with respect to such shares until such time as the Company’s repurchase option lapses.

(10)	Includes (i) options exercisable within 60 days of July 31, 2007 to purchase 136,006 shares of common stock and (ii) 1,246 shares of common stock held by Mr. Headley that are subject to repurchase by the Company. Mr. Headley has voting power with respect to the shares subject to repurchase but does not have investment power with respect to such shares until such time as the Company’s repurchase option lapses.

(11)	Includes (i) options exercisable within 60 days of July 31, 2007 to purchase 44,257 shares of common stock and (ii) 389 shares of common stock held by Mr. Boyle that are subject to repurchase by the Company. Mr. Boyle has voting power with respect to the shares subject to repurchase but does not have investment power with respect to such shares until such time as the Company’s repurchase option lapses.

(12)	Includes (i) options exercisable within 60 days of July 31, 2007 to purchase 119,880 shares of common stock and (ii) 1,324 shares of common stock held by Ms. Perry-Boucher that are subject to repurchase by the Company. Ms. Perry-Boucher has voting power with respect to the shares subject to repurchase but does not have investment power with respect to such shares until such time as the Company’s repurchase option lapses.

(13)	Includes 198,167 shares of common stock held by Asheem Chandna and Aarti Chandna, as Trustees of the Chandna Family Revocable Trust of April 13, 1998. Ms. Chandna has voting and investment control with respect to the shares held by Asheem Chandna and Aarti Chandna, as Trustees of the Chandna Family Revocable Trust of April 13, 1998. Also includes 2,052 shares of common stock held by Mr. Chandna that are subject to repurchase by the Company. Mr. Chandna has voting power with respect to the shares subject to repurchase but does not have investment power with respect to such shares until such time as the Company’s repurchase option lapses.

(14)	Represents shares of common stock held by Mr. Chinnici that are subject to repurchase by the Company. Mr. Chinnici has voting power with respect to the shares subject to repurchase but does not have investment power with respect to such shares until such time as the Company’s repurchase option lapses.

(15)	Includes 2,992,458 shares held by Sierra VIII-A and 29,183 shares held by Sierra VIII-B. SVA VIII is the general partner of Sierra VIII-A and Sierra VIII-B and possesses voting and dispositive power over the shares held by Sierra VIII-A and Sierra VIII-B. Mr. Guleri is a managing member of SVA VIII and disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Additionally, the reported amount includes (i) 22,796 shares of common stock held in the name of SVA VII, as nominee on behalf of Mr. Guleri, (ii) 49,229 shares of common stock held in the name of SVA VIII, as nominee on behalf of Mr. Guleri and (iii) 8,209 shares of common stock held by Mr. Guleri that are subject to repurchase by the Company. Mr. Guleri has voting power with respect to the shares subject to repurchase but does not have investment power with respect to such shares until such time as the Company’s repurchase option lapses. As described in footnote (1) above, Mr. Guleri does not possess voting or dispositive power over the shares held by Sierra VII.

(16)	Represents shares of common stock held by Gen. Polk that are subject to repurchase by the Company. Gen. Polk has voting power with respect to the shares subject to repurchase but does not have investment power with respect to such shares until such time as the Company’s repurchase option lapses.

(17)	Represents shares of common stock held by Gen. Punaro that are subject to repurchase by the Company. Gen. Punaro has voting power with respect to the shares subject to repurchase but does not have investment power with respect to such shares until such time as the Company’s repurchase option lapses.

(18)	Represents shares of common stock held by Mr. Weller that are subject to repurchase by the Company. Mr. Weller has voting power with respect to the shares subject to repurchase but does not have investment power with respect to such shares until such time as the Company’s repurchase option lapses. Mr. Weller is a partner of NEA Partners 10, Limited Partnership but does not possess voting power or dispositive power with respect to any of the shares reported by such entity as described in footnote (2) above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Because the Company was privately held until March 2007, during 2006, there were no Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than ten percent beneficial owners.

Executive Compensation

Compensation Discussion and Analysis

Overview

This compensation discussion and analysis explains the material elements of the compensation awarded to, earned by, or paid to each of our executive officers who served as our named executive officers during the last completed fiscal year.

Compensation Program Objectives and Philosophy

The Compensation Committee of our Board of directors currently oversees the design and administration of our executive compensation program. Our Compensation Committee’s primary objectives in structuring and administering our executive officer compensation program are to:

•	attract, motivate and retain talented and dedicated executive officers;

•	tie annual and long-term cash and stock incentives to achievement of measurable corporate, business unit and individual performance objectives;

•	reinforce business strategies and objectives for enhanced stockholder value; and

•	provide our executive officers with long-term incentives so we can retain them and provide stability during our growth stage.

To achieve these goals, our Compensation Committee intends to implement and maintain compensation plans that tie a substantial portion of executives’ overall compensation to key strategic goals such as financial and operational performance, as measured by metrics such as revenue, gross margins and net income. Our Compensation Committee evaluates individual executive performance with a goal of setting compensation at levels the committee believes are comparable with those of executives at other companies of similar size and stage of growth, while taking into account our relative performance and our own strategic goals.

The principal elements of our executive compensation program are base salary, quarterly cash bonus awards, long-term equity incentives in the form of restricted stock and/or stock options, other benefits and perquisites, post-termination severance and acceleration of stock option vesting for certain named executive officers upon termination and/or a change in control. Our other benefits and perquisites consist of life and health insurance benefits and a qualified 401(k) savings plan.

We view these components of compensation as related but distinct. Although our Compensation Committee does review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or offset compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on competitive benchmarking consistent with our recruiting and retention goals, our view of internal equity and consistency, and other considerations we deem relevant, such as rewarding extraordinary performance.

Determination of Compensation Awards

Our Compensation Committee currently intends to perform at least annually a strategic review of our executive officers’ compensation to determine whether they provide adequate incentives and motivation to our executive officers and whether they adequately compensate our executive officers relative to comparable officers in other similarly situated companies. Our Compensation Committee’s most recent review occurred in January 2007 when our Compensation Committee retained the compensation consulting firm, Compensia, Inc., to assist it in evaluating our compensation practices and to assist it in developing and implementing our executive compensation program and philosophy. With the assistance of the compensation consulting firm, our Compensation Committee developed a competitive peer group and performed an analysis of competitive performance and compensation levels. We define our competitive market for executive talent to be established publicly traded companies with similar or comparable gross revenues, growth ratio, net income and/or market capitalization and companies that have consummated an initial public offering within the preceding twelve months and who have comparable operating metrics. Our Compensation Committee also met individually with members of our senior management to learn about our business operations and strategy, key performance metrics and target goals, and the labor and capital markets in which we compete, and developed recommendations that were reviewed and approved by our Board of Directors.

Our Compensation Committee meetings typically have included, for all or a portion of each meeting, not only the committee members but also our chief executive officer and our chief financial officer. For compensation decisions, including decisions regarding the grant of equity compensation, relating to executive officers other than our chief executive officer, our Compensation Committee typically considers recommendations from our chief executive officer.

Benchmarking of Base Compensation, Bonus and Equity Holdings

In January 2007, our Board of Directors (including our Compensation Committee) approved the adjustment of executive officers’ salaries to a level that is at or near the 60th percentile of salaries of executives with similar roles at comparable public companies and to set their aggregate share and option grants at a level that is at or near the 60th percentile of executives in similar positions, contingent upon the consummation of our initial public offering. The comparable public companies used by our Board of Directors in its analysis include the following: ActivIdentity, Inc., Art Technology Group, Inc., Blue Coat Systems, Inc., Chordiant Software, Inc., CommVault, Inc., Docucorp International, Inc., Double-Take Software, Inc., Embarcadero Technologies, Inc, Entrust, Inc., FalconStor Software, Inc., Mobius Management Systems, Inc., Omniture, Inc., OPNET Technologies, Inc., Opsware Inc., Phoenix Technologies Ltd, Quovadx, Inc., RightNow Technologies, Inc., Secure Computing Corporation, Sonicwall, Inc., Synchronoss Technologies, Inc., Unica Corporation, VA Software Corporation and VASCO Data Security International, Inc. Our Compensation Committee believes that the 60th percentile for base salaries and for aggregate share and option holdings is the minimum cash and equity compensation level that will allow us to attract and retain talented officers. Our Compensation Committee realizes that using such a benchmark may not always be appropriate but believes that it is appropriate at this point in the life cycle of the company. However, our Compensation Committee retains discretion to deviate from this benchmark, and in instances where we have identified an executive officer that we believe is extremely highly qualified or is uniquely key to our success, our Compensation Committee may approve compensation in excess of the benchmark percentile, as in the case of Douglas W. McNitt, our recently hired General Counsel and Secretary. Our Compensation Committee’s judgments with regard to market levels of base compensation and aggregate equity holdings were based on the collective experiences of the members of our Compensation Committee as well as the advice provided by Compensia. Our Compensation Committee also compared our executive compensation with the executive compensation at a number of recently public companies and a number of established public companies, analyzing various factors including revenues, growth rates, net income and employee headcount. Our Compensation Committee chose revenues, growth rate and net income as key financial objectives because it believed that, as a “growth company,” we should reward revenue growth, but only if that revenue growth is achieved cost effectively. Thus, our Compensation Committee considered the chosen metrics to be the best indicators of financial success and stockholder value creation. Our Compensation Committee’s choice of the 60th percentile as our compensation benchmark reflected consideration of our stockholders’ interests in paying what was necessary to attract and retain key talent in a competitive market, while conserving cash and equity as much as possible. We believe that, given the industry in which we operate and the corporate culture that we have created, our benchmark base compensation and equity compensation levels should generally be sufficient to retain our existing executive officers and to hire new executive officers when and as required, although, as noted above, in unique circumstances, we may exceed these levels when our Compensation Committee believes that doing so is in the best interests of our stockholders.

Base Compensation

We provide our named executive officers and other executives with base salaries that we believe enable us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals. We review base salaries for our named executive officers annually in January and increases are based on our performance and individual performance. We also take into account the base compensation that is payable by companies that we believe to be our competitors and by other public companies with which we believe we generally compete for executives. The base salary of our chief executive officer, Mr. Jackson, is reviewed and recommended by our Compensation Committee and approved by our full Board of Directors with Mr. Jackson abstaining, and has been set at $275,000 effective upon the consummation of our initial public offering in March 2007. Our Compensation Committee and our Board determined that this salary increase from $225,000 would provide a salary commensurate with Mr. Jackson’s experience and would recognize his contributions to our growth during the past four years. Additionally, our Compensation Committee recommended, and our Board approved, base salary increases for Messrs. McDonough and Headley and Ms. Perry-Boucher effective upon the consummation of our initial public offering. Mr. McDonough’s annual base salary prior to March of 2007 was set at $200,000 and beginning in March of 2007 is $225,000. Mr. Headley’s annual base salary prior to March of 2007 was set at $175,000 and thereafter is set at $210,000. Ms. Perry-Boucher’s annual base salary prior to March of 2007 was set at $185,000 and thereafter is set at $190,000.

For 2006, the base salaries accounted for approximately 70% of total compensation for our chief executive officer and 71% on average for our other named executive officers.

Quarterly Cash Bonus Awards

Our current quarterly cash bonus plan is designed to reward our executive officers for achieving certain business objectives and for exemplary service. Bonuses are determined and paid on a quarterly basis, when executive bonus plans are proposed to and approved by our Compensation Committee. We designed this quarterly cash bonus plan to focus our management on achieving key corporate financial objectives, to motivate certain desirable individual behaviors and to reward substantial achievement of our key corporate financial objectives and individual goals. These quarterly bonus plans typically contain between four and six objectives with a dollar value ascribed to each objective so that the sum total equals the approved quarterly bonus potential for each executive officer, according to his or her compensation plan. Objectives include but are not limited to: (i) revenue achievement; (ii) gross margin achievement; (iii) EBITDA achievement; (iv) cash collection goals; (v) project implementation plans; (vi) product availability goals; (vii) hiring goals and (viii) a variety of other department or company-specific objectives. We believe that our bonus target levels are moderately difficult to achieve and that our executives must perform at a high level devoting their full time and attention in order to earn their respective cash bonuses. At the conclusion of each quarter, our chief executive officer and chief financial officer provide our Compensation Committee with a draft of the earned bonus figures for its review and approval.

Our performance goals are both quantitative and qualitative. With respect to quantitative goals, no discretion may be exercised because these goals are objective. With respect to qualitative goals, a moderate amount of discretion may be exercised because these goals are subjective. For instance, qualitative goals include preparing product strategies and supporting our engineering team in meeting its milestones. It is necessary to exercise discretion in order to determine whether such goals are met.

In January 2007, our Compensation Committee recommended, and our Board approved, new quarterly cash bonus award targets for our executive officers that more closely follow our Compensation Committee’s philosophy and objectives with respect to cash bonuses. These changes in our quarterly cash bonus awards occurred upon the consummation of our initial public offering. For example, our quarterly cash bonus award targets now define the maximum annual bonus as a percentage of the executive officer’s current annual salary as determined by our chief executive officer or, in the case of our chief executive officer’s percentage, our Compensation Committee. The percentages effective upon the consummation of our initial public offering are 55% for Mr. Jackson and 25%, 44%, 45%, 40% and 32% for Messrs. Roesch, McDonough, Headley and Boyle and Ms. Perry-Boucher, respectively. Prior to that time, these percentages were 44% for Mr. Jackson and 25%, 50%, 29%, 29% and 30% for Messrs. Roesch, McDonough, Headley and Boyle and Ms. Perry-Boucher, respectively. We pay bonuses quarterly with the maximum potential bonus in a given quarter equal to one-quarter of the maximum annual bonus. We determined to pay bonuses quarterly because our Compensation Committee is attempting to maximize achievement of short-term operational objectives. The individual performance objectives are determined by the executive officer to whom the potential bonus recipient reports or, in the case of our chief executive officer, by our Compensation Committee, after taking input from the other members of our Board of Directors. Mr. Jackson’s future bonus opportunities might include such objectives as developing our executive team, successfully integrating acquisitions, or developing strategic opportunities. We structure quarterly cash bonus awards so that they are taxable to our executives at the time the awards become available to them. We currently intend that all cash compensation paid will be tax deductible by us as compensation expense.

For 2006, all quarterly cash bonuses paid to our chief executive officer accounted for approximately 30% of his total compensation. For our other named executive officers in 2006, their quarterly cash bonuses, on average, accounted for approximately 24% of their respective total compensation.

Equity Compensation

We believe that for growth companies in the technology sector, equity awards are a significant compensation-related motivator in attracting and retaining executive-level employees. Our Compensation Committee’s philosophy in this regard has historically been to provide that a greater percentage of an employee’s total compensation consist of equity compensation as he or she becomes more senior in our organization.

Accordingly, we have provided our named executive officers and other executives with long-term equity incentive awards that incentivize those individuals to stay with us for long periods of time, which in turn should provide us with greater stability over such periods than we would experience without such awards. While the majority of our long-term equity compensation awards historically have also been in the form of non-qualified stock options, we provided grants of restricted stock to Messrs. Jackson and McDonough upon commencement of their employment with us in 2002. Since becoming a public company in 2007, our Compensation Committee has used non-qualified stock options and restricted stock grants, in each case subject to a vesting schedule, in combination in order to provide our Compensation Committee with additional flexibility to incentivize our executives. While our Compensation Committee traditionally has used stock options as the preferred form of long term equity compensation, we are developing a bias toward using shares of restricted stock instead as the preferred form of equity compensation. These restricted stock awards generally provide for time-based vesting, with the awards subject to accelerated vesting on the achievement of performance milestones. Accordingly, we believe that restricted stock awards provide a more powerful incentive to our executives by providing them with immediate stock ownership, which better aligns their interests with those of our stockholders than a grant of stock options do. Additionally, a restricted stock award program consumes fewer shares than a similarly structured stock option program in order to achieve similar incentive levels because restricted shares are immediately valuable to recipients, in contrast to stock options, which may or may not ultimately result in realizable value to recipients. Because of the lower share consumption rate associated with our restricted stock award program, our use of the program may lessen our equity overhang and reduce dilution for our stockholders.

We account for equity compensation paid to our employees under the rules of SFAS No. 123R, which requires us to estimate and record compensation expense over the service period of the award. All equity awards to our employees, including executive officers, and to our directors have been granted and reflected in our consolidated financial statements, based upon the applicable accounting guidance, at fair market value on the grant date in accordance with the valuation determined by our Board of Directors. Generally, the granting of a non-qualified stock option to our executive officers is not a taxable event to those employees, provided, however, that the exercise of such stock option would result in taxable income to the optionee equal to the difference between the fair market value of the stock on the exercise date and the exercise price paid for such stock. Similarly, a restricted stock award subject to a vesting requirement is also not taxable to our executive officers unless such individual makes an election under section 83(b) of the Internal Revenue Code of 1986, as amended. In the absence of a section 83(b) election, the value of the restricted stock award becomes taxable to the recipient as the restrictions lapse.

Prior to our initial public offering, we granted equity compensation to our executive officers and other employees in the form of non-qualified stock options under our 2002 Stock Incentive Plan. In February 2007, our Board of Directors supplemented the 2002 Stock Incentive Plan with the 2007 Stock Incentive Plan, which we refer to as the 2007 Plan. See “— Employee Benefit Plans” below for additional information.

Generally, we grant long-term equity awards to our named executive officers upon commencement of their employment, and the terms of those awards are individually negotiated. Additionally, from time to time, we have granted subsequent long-term equity awards to our named executive officers based upon a number of factors, including: rewarding executives for superior performance, maintaining a sufficient number of unvested long-term equity awards as a means to retain the services of such executives, providing increased motivation to such executives and ensuring that the total long-term equity awards are competitive with those of other companies competing for our named executive officers.

Restricted Stock.  Over our history we have made several grants of restricted stock to our executive officers. In June 2002, in connection with the commencement of his employment, we granted to Mr. Jackson a restricted stock award equal to 559,729 shares of our common stock at a price of $0.000541 per share. In December 2003, we granted to Mr. Jackson 64,655 shares of restricted common stock at a purchase price of $0.00162 per share. In November 2002, in connection with the commencement of his employment, we granted to Mr. McDonough 312,192 shares of restricted stock at a per share purchase price of $0.00162. In December 2003, we granted to Mr. McDonough 129,310 shares of restricted stock at a per share purchase price of $0.00162. As of December 31, 2006, all shares of restricted stock granted to Messrs. Jackson and McDonough are fully vested pursuant to the terms of their respective restricted stock agreements. We have also granted restricted stock to certain of our directors. See “ — Summary of Director Compensation” below for additional information.

Stock Options.  Upon commencement of their employment, we granted Messrs. Headley and Boyle and Ms. Perry-Boucher non-qualified stock options to purchase 105,911, 123,152 and 123,152 shares of our common stock, respectively, at exercise prices of $0.325, $5.26 and $1.14, respectively. In December 2004, we granted Mr. Headley an additional non-qualified stock option to purchase 24,630 shares of our common stock at an exercise price of $1.62. In June of 2005, in connection with our merger agreement with Check Point Software Technologies Ltd, we granted all of our named executive officers additional grants of non-qualified stock options in order to motivate those individuals to perform all our obligations under that merger agreement. Accordingly, Messrs. Jackson, McDonough, Roesch and Headley and Ms. Perry-Boucher received non-qualified stock options to purchase 98,522, 92,364, 61,576, 23,399 and 21,551 shares of our common stock, respectively, each at an exercise price of $2.03 per share.

In 2006, our Compensation Committee determined that our named executive officers had a sufficient equity stake in the Company, consisting of shares of common stock and/or existing options, to align their interests with our stockholders and, consequently, there were no grants in 2006 to our named executive officers other than the grant to Mr. Boyle of 123,152 non-qualified stock options at a price of $5.26 per share in April 2006 at the commencement of his employment.

In January 2007, in connection with its benchmarking of equity holdings, our Compensation Committee recommended, and our Board of Directors approved (subject to the effectiveness of the registration statement for our initial public offering), that we grant our named executive officers additional long-term equity awards in order to implement our compensation philosophy of setting aggregate share and option holdings at a level that is at or near the 60th percentile of equity compensation for executives in similar positions within our peer group. In determining the amount of the long-term equity awards, our Compensation Committee first developed a value range (in dollars) of the equity compensation component that other similarly situated executives within the 60th percentile of our peer group received. For example, our Compensation Committee concluded that, with respect to the position of chief executive officer for companies within our peer group, the 60th percentile of annual dollar value of the equity component of chief executive officer compensation ranged from $350,000 to $450,000. Thus, our Compensation Committee concluded and recommended, and our Board of Directors approved, that the appropriate annual dollar value of the long-term equity component of the compensation to be provided to our chief executive officer should be $400,000. Using the same methodology the Compensation Committee also recommended, and our Board approved, that we provide Messrs. McDonough, Roesch, Headley and Boyle and Ms. Perry-Boucher with long-term equity compensation of $225,000, $65,000, $160,000, $25,000 and $85,000, respectively. Furthermore, our Compensation Committee has determined that the aggregate economic value of equity compensation payable to the executive officers should be roughly one-half restricted stock and one-half non-qualified stock options, although individual cases may vary depending on the personal preferences, if any, of the named executive officers. Our non-qualified stock options will generally be subject to a four year vesting schedule with one-quarter vesting on the first anniversary of such grant and the remainder vesting equally on a monthly basis over the next three years. Our restricted stock awards will generally be subject to the achievement of performance targets, subject to a maximum vesting period, which we establish when we grant such awards.

In determining the number of non-qualified stock options and/or restricted stock to award our named executive officers in order to convey the annual dollar value outlined above, our Compensation Committee intends to determine the estimated fair value for such awards on the grant date by performing a Black-Scholes calculation using factors relevant to the company. Using that estimated fair value, our Compensation Committee will be able to ascertain the number of non-qualified stock options and/or restricted stock grants to provide to our named executive officers by dividing the dollar value of the long-term equity component of the compensation for each named executive officer by the estimated fair value of the applicable equity award.

For 2007, based on an assessment of the foregoing factors, the Compensation Committee recommended, and our Board of directors approved, subject to the effectiveness of the registration statement for our initial public offering, that we grant our chief executive officer $300,000 worth of non-qualified stock options and $100,000 worth of restricted stock. Similarly, our Compensation Committee recommended that Mr. McDonough receive $56,250 worth of non-qualified stock options and $168,750 worth of restricted stock; that Mr. Roesch receive $65,000 worth of non-qualified stock options; that Mr. Headley receive $120,000 worth of non-qualified stock options and $40,000 worth of restricted stock; that Mr. Boyle receive $12,500 worth of non-qualified stock options and $12,500 worth of restricted stock; and that Ms. Perry-Boucher receive $42,500 worth of non-qualified stock options and $42,500 worth of restricted stock.

For a discussion of the determination of the fair market value of these grants, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Stock-Based Compensation” in our initial public offering prospectus dated March 8, 2007.

Our stock options have a 10-year contractual exercise term. In general, the option grants are also subject to the following post-termination and change in control provisions:

Event	Award Vesting	Exercise Term

Termination by us for reason other than death, total and permanent disability, voluntary resignation or cause	Unvested terminate	30 days following cessation of employment, but in no event after the expiration date of such options
Total and permanent disability or death (prior to vesting of any options)	Immediate vesting of an amount equal to total number of options granted, multiplied by 25%, multiplied by a fraction equal to the number of days since the vesting start date, divided by 365; remaining unvested terminate	6 months following cessation of employment, but in no event after the expiration date of such options
Voluntary resignation; termination for cause; misconduct	Vested and unvested terminate	None
Change in control	Vested and unvested terminate unless provision is made in connection with the transaction	At least 20 days prior to effective time of change in control

The vesting of certain of our named executive officers’ stock options is accelerated pursuant to the terms of their stock option grant agreement in certain termination and/or change in control events. From time to time we have granted additional follow-on equity grants in the form of stock options and restricted stock to our named executive officers to align the interests of those individuals with our stockholders. While the vesting schedule associated with these follow-on equity grants typically does not have the same acceleration provisions as the initial equity grants to such individuals, we generally do provide some form of acceleration based upon the achievement of certain performance metrics. These terms are more fully described below in “ — Employment Agreements” and “— Potential Payments upon Termination or Change in Control.”

Executive Benefits and Perquisites

In General.  We provide the opportunity for our named executive officers and other executives to receive certain perquisites and general health and welfare benefits. We also offer participation in our defined contribution 401(k) plan. We do not match employee contributions under our 401(k) plan. We provide these benefits to create additional incentives for our executives and to remain competitive in the general marketplace for executive talent. These benefits are available to all salaried employees in the United States on the same terms, and are comparable to those provided at other large companies.

Change in Control and Severance Benefits

In General.  We generally do not offer our employees severance benefits or change of control provisions within their option grant agreements unless specifically authorized by our Board of Directors or our Compensation Committee. We provide the opportunity for certain of our named executive officers to receive additional compensation or benefits under the severance and change in control provisions contained in their employment agreements. We provide this opportunity to attract and retain an appropriate caliber of talent in key positions. Our severance and change in control provisions for the named executive officers are summarized below in “ — Employment Agreements” and “ — Potential Payments Upon Termination or Change in Control.” Our analysis indicates that our severance and change in control provisions are consistent with the provisions and benefit levels of other companies disclosing such provisions as reported in public SEC filings. We believe our arrangements are reasonable in light of the fact that severance benefits are limited to six months, in the case of Messrs. Jackson, McDonough and Roesch, and three months, in the case of Messrs. Headley and Boyle, and no increase in severance benefits would occur on a change in control.

Summary Compensation Table

The following table shows information concerning the annual compensation for services provided to us by our Chief Executive Officer, our Chief Financial Officer and our four other most highly compensated executive officers during 2006.

Summary Compensation Table for Fiscal 2006

			Non-Equity
		Stock	Incentive Plan	Total
	Salary	Awards	Compensation(1)	Compensation
Name and Principal Position	($)	($)	($)	($)

E. Wayne Jackson, III	225,000	—	97,000	322,000
Chief Executive Officer
Todd P. Headley	175,000	—	49,320	224,320
Chief Financial Officer and Treasurer
Thomas M. McDonough	200,000	—	97,265	297,265
President and Chief Operating Officer
Martin F. Roesch	200,000	—	50,895	250,895
Chief Technology Officer
Joseph M. Boyle(2)	120,705	84,239	21,535	226,479
Former General Counsel and Secretary
Michele M. Perry-Boucher	175,000	—	48,600	223,600
Chief Marketing Officer

(1)	The amounts in this column represent total performance-based bonuses earned for services rendered in 2006. These bonuses were based on our financial performance and the executive officer’s performance against his or her specified individual objectives.

(2)	Mr. Boyle’s employment with us began on April 24, 2006 at an annual salary of $175,000. Mr. Boyle resigned his employment with us effective September 4, 2007.

Grants of Plan-Based Awards

The following table provides information with regard to potential cash bonuses paid or payable in 2006 under our performance-based, non-equity incentive plan, and with regard to each stock option granted to each named executive officer during 2006.

					All Other
					Option Awards:
	Estimated Future Payouts				Number of
	Under Non-Equity Incentive				Securities	Exercise or
	Plan Awards(1)				Underlying	Base Price of	Grant Date
	Grant	Threshold	Target	Maximum	Options	Option Awards	Fair Value of
Name	Date	($)	($)	($)	(#)	($/sh)	Option Awards

E. Wayne Jackson, III	—	90,000	100,000	100,000	—	—	—
Todd P. Headley	—	23,500	50,000	50,000	—	—	—
Thomas M. McDonough	—	72,000	100,000	100,000	—	—	—
Martin F. Roesch	—	29,000	52,000	52,000	—	—	—
Joseph M. Boyle	4/27/06	9,500	37,500	37,500	123,152	5.26	$470,480
Michele M. Perry-Boucher	—	25,250	52,500	52,500	—	—	—

(1)	In the table above, the “Threshold” column represents the smallest total bonus that would have been paid in 2006 to each named executive officer if, in each quarter of 2006, we had achieved the minimum corporate financial objectives required for the payment of any bonus but the executive officer did not meet any of his or her individual objectives. In the table above, the “Target” column represents the amount payable if the specified corporate financial and individual target objectives were met in each quarter of 2006. The “Maximum” column represents the largest total bonus that could have been paid to each named executive officer if all corporate financial and individual objectives were met in each quarter of 2006. The actual bonus amount earned by each named executive officer in 2006 is shown in the “Summary Compensation Table” above.

Employee Benefit Plans

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2006.

Number of
	Securities to be		Number of Securities
	Issued Upon	Weighted-Average	Remaining Available for
	Exercise of	Exercise Price of	Issuance Under Equity
	Outstanding	Outstanding	Compensation Plans
	Options,	Options, Warrants	(Excluding Securities
	Warrants and Rights	and Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	3,199,903	$2.96	181,934
Equity compensation plans not approved by security holders	36,944	1.65	0

Total	3,236,847	$2.95	181,934

2002 Stock Incentive Plan

In January 2002, we adopted and our stockholders approved the Sourcefire, Inc. 2002 Stock Incentive Plan, which we refer to as the 2002 Plan.

As of December 31, 2006, there was an aggregate of 5,100,841 shares of common stock reserved for issuance under the 2002 Plan, of which options to purchase 3,199,903 shares of common stock were outstanding, 1,093,596 shares of common stock were granted as restricted stock awards and were outstanding, and 181,934 shares of common stock remained available for future awards. Upon the effective date of our initial public offering in March 2007, no further awards could be made under the 2002 Plan, and all shares remaining available for grant were transferred into the 2007 Plan discussed below.

The 2002 Plan allowed for the grant of incentive stock options, non-qualified stock options, restricted and unrestricted stock awards, stock appreciation rights, phantom stock awards, performance awards and other stock-based awards, which we collectively refer to as awards. Our and our affiliates’ employees, officers, non-employee directors and consultants were eligible to receive awards, except that incentive stock options could be granted only to employees. Upon the effectiveness of our 2007 Stock Incentive Plan, as described below, we ceased making grants under the 2002 Plan.

Administration.  The Board of Directors appointed our Compensation Committee as the administrator of the 2002 Plan. Subject to the terms of the 2002 Plan, our Compensation Committee determined, among other things, the:

•	individuals eligible to receive an award;

•	number of shares of common stock covered by the awards, the dates upon which such awards become exercisable and expire and the dates on which any restrictions lapse;

•	form of award and the price and method of payment for each such award;

•	vesting period; and

•	exercise price or purchase price of awards.

Incentive Stock Options.  Incentive stock options are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. Our Compensation Committee determined the exercise price for an incentive stock option, which could not be less than 100% of the fair market value of the stock underlying the option determined on the date of grant. However, incentive stock options granted to employees who owned, or were deemed to own, more than 10% of our voting stock at the time of grant, were required to have an exercise price not less than 110% of the fair market value of the shares underlying the option determined on the date of grant. As of December 31, 2006, we had not granted any incentive stock options under the 2002 Plan.

Restricted Stock and Other Stock-Based Awards.  Stock appreciation rights and restricted stock, phantom stock and other stock-based awards could be granted on such terms as may be approved by our Compensation Committee. Rights to acquire shares under a restricted stock or other stock-based award may be transferable only to the extent determined by our Compensation Committee.

Transfer of Awards.  Except as otherwise determined by our Compensation Committee, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no award shall be transferable otherwise than by will or the laws of descent and distribution.

Change of Control of Company.  In the event of a change of control of our company, as such term is defined in the 2002 Plan, outstanding awards will terminate upon the effective time of such change of control unless provision is made in connection with the transaction for the continuation, assumption or substitution of such awards by the successor entity. Our Compensation Committee shall also have the discretion to accelerate outstanding options or terminate the company’s repurchase rights with respect to restricted stock awards and otherwise modify, amend or extend outstanding awards.

2007 Stock Incentive Plan

On February 22, 2007, we adopted the Sourcefire, Inc. 2007 Stock Incentive Plan, which we refer to as the 2007 Plan, contingent on the effectiveness of our registration statement in connection with our initial public offering. The number of shares of common stock that may be issued pursuant to awards granted under the 2007 Plan initially is 3,142,452, which number will be increased annually on the first day of each fiscal year, beginning in January 1, 2008 and until January 1, 2017, to a number equal to 4.0% of the outstanding shares of common stock of the company as of December 31 of the immediately preceding year.

The 2007 Plan allows for the grant of incentive stock options, non-qualified stock options, restricted and unrestricted stock awards, stock appreciation rights, dividend equivalent rights and other stock-based awards, which we collectively refer to as awards. Our and our affiliates’ employees, officers, non-employee directors and consultants are eligible to receive awards, except that incentive stock options may be granted only to employees.

Administration.  The administrator of the 2007 Plan is the Compensation Committee of our Board of Directors. Subject to the terms of the 2007 Plan, our Compensation Committee determines, among other things:

•	the individuals eligible to receive an award;

•	the number of shares of common stock covered by the award, the dates upon which such awards become exercisable and expire and the dates on which any restrictions lapse;

•	the form of award and the price and method of payment for each such award;

•	the vesting period; and

•	the exercise price or purchase price of awards.

Incentive Stock Options.  Incentive stock options are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. Our Compensation Committee determines the exercise price for an incentive stock option, which may not be less than 100% of the fair market value of the stock underlying the option determined on the date of grant. However, incentive stock options granted to employees who own, or are deemed to own, more than 10% of our voting stock, must have an exercise price not less than 110% of the fair market value of the shares underlying the option determined on the date of grant.

Restricted Stock and Other Stock-Based Awards.  Stock appreciation rights and restricted stock, phantom stock and other stock-based awards could be granted on such terms as may be approved by our Compensation Committee. Rights to acquire shares under a restricted stock or other stock-based award may be transferable only to the extent determined by our Compensation Committee. Our Compensation Committee anticipates the broader use of restricted stock as the preferred form of long term equity compensation for our executives. These restricted stock awards generally provide for time-based vesting, with the awards subject to accelerated vesting on the achievement of performance milestones. Accordingly, we believe that restricted stock awards provide a more powerful incentive to our executives by providing them with immediate stock ownership, which better aligns their interests with those of our stockholders than a grant of stock options do. Additionally, a restricted stock award program consumes fewer shares than a similarly structured stock option program in order to achieve similar incentive levels because restricted shares are immediately valuable to recipients, in contrast to stock options, which may or may not ultimately result in realizable value to recipients.

Transfer of Awards.  Incentive stock options shall only be transferable by will or the laws of descent and distribution. Other awards shall be transferable by will or the laws of descent and distribution during the lifetime of the grantee to the extent and in the manner authorized by our Compensation Committee.

Change of Control of Company.  In the event of a change of control of our company or a corporate transaction, as such terms are defined in the 2007 Plan, outstanding awards will terminate upon the effective time of such change of control or such corporate transaction unless provision is made in connection with the transaction for the continuation, assumption or substitution of such awards by the successor entity. Our Compensation Committee shall also have the discretion to accelerate outstanding options, terminate the company’s repurchase rights with respect to restricted stock awards and otherwise modify, amend or extend outstanding awards.

Outstanding Equity Awards at December 31, 2006

The following table summarizes the number of securities underlying outstanding 2002 Plan awards for each named executive officer as of December 31, 2006. There were no outstanding unvested shares of restricted stock held by our named executive officers as of December 31, 2006.

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying		Option
	Unexercised	Unexercised		Exercise	Option
	Options (#)	Options (#)		Price	Expiration
Name	Exercisable	Unexercisable		($)	Date

E. Wayne Jackson, III	36,945	61,576	(1)	2.03	6/24/15
Todd P. Headley	92,672	13,238	(2)	0.32	4/18/13
	12,315	12,315	(3)	1.62	12/21/14
	8,774	14,624	(1)	2.03	6/24/15
Thomas M. McDonough	34,636	57,727	(1)	2.03	6/24/15
Martin F. Roesch	23,091	38,485	(1)	2.03	6/24/15
Joseph M. Boyle	26,939	96,213	(4)	5.26	4/24/16
Michele M. Perry-Boucher	84,667	38,485	(5)	1.14	4/22/14
	8,081	13,469	(1)	2.03	6/24/15

(1)	These options were granted pursuant to our 2002 Plan and vest 25% on the first anniversary of June 24, 2005 and in equal monthly installments of 2.083% over the subsequent three years. In addition, these options accelerate and become fully vested if there is a change in control and the holder’s employment is terminated without cause within one year after the change in control subsequent to the change in control.

(2)	These options were granted pursuant to our 2002 Plan and vest in equal quarterly installments over four years, commencing on April 21, 2003. In addition, these options accelerate and become fully vested if there is a change in control and the holder’s employment is terminated without cause (actual or constructive) subsequent to the change in control.

(3)	These options were granted pursuant to our 2002 Plan and vest in equal quarterly installments over four years, commencing on December 1, 2004. In addition, these options accelerate and become fully vested if there is a change in control and the holder’s employment is terminated without cause.

(4)	These options were granted pursuant to our 2002 Plan and vest as to 75% of the options in equal quarterly installments over four years, commencing on April 24, 2006. An additional 12.5% of the options vested upon the filing of the registration statement for our initial public offering on October 25, 2006, and an additional 12.5% of the options will vest upon the first to occur of (i) the Snort OEM license business unit successfully reaching agreement with its third OEM customer and (ii) April 24, 2010. In addition, with respect to the options that vest quarterly, the lesser of (i) 50% of such options and (ii) the number of such options that are unvested shall accelerate and become fully vested if there is a change in control and the holder’s employment is terminated without cause (actual or constructive) subsequent to the change in control.

(5)	These options were granted pursuant to our 2002 Plan and vest in equal quarterly installments over four years, commencing on April 22, 2004. In addition, these options accelerate and become fully vested if there is a change in control and the holder’s employment is terminated without cause subsequent to the change in control.

Option Exercises and Stock Vested

The following table provides information regarding exercises of stock options and vesting of restricted stock held by each of our named executive officers during 2006.

	Option Awards		Stock Awards
Number of
	Shares	Value	Number of		Value
	Acquired on	Realized on	Shares		Realized on
	Exercise	Exercise	Acquired on		Vesting
Name	(#)	($)	Vesting		($)

E. Wayne Jackson, III	—	—	21,568	(1)	155,798
Todd P. Headley	—	—	—		—
Thomas M. McDonough	—	—	53,879	(2)	511,000
Martin F. Roesch	—	—	—		—
Joseph M. Boyle	—	—	—		—
Michele M. Perry-Boucher	—	—	—		—

(1)	These shares of restricted stock were granted pursuant to our 2002 Plan and vested in equal quarterly installments over three years, commencing on August 1, 2003.

(2)	These shares of restricted stock were granted pursuant to our 2002 Plan and vested in full in October 2006.

Employment Agreements

Employment Agreement with E. Wayne Jackson III

We entered into an employment agreement with E. Wayne Jackson III, our Chief Executive Officer, in August 2002, effective as of May 6, 2002. The term of his employment agreement was one year and may be renewed by a vote of our Board of Directors for consecutive one-year periods. Under this agreement, Mr. Jackson’s initial base salary was $150,000 per annum, which is subject to annual increases in the sole discretion of our Board of Directors. Mr. Jackson’s current annual base salary, as approved by our Board of Directors, is $275,000. Also, Mr. Jackson is currently eligible to receive a cash bonus of up to 55% of his base salary paid quarterly in the event that he and Sourcefire achieve deliverables or reasonable goals approved by Mr. Jackson and our Board of Directors or Compensation Committee. Mr. Jackson is eligible to participate in any and all plans providing general benefits to our employees, subject to the provisions, rules and regulations applicable to each such plan.

In June 2002, in connection with the commencement of his employment, we granted Mr. Jackson 559,729 shares of restricted stock at a per share purchase price of $0.000541. This grant of restricted stock was subject to the terms and conditions of a restricted stock agreement which, among other things, provided us the unconditional right to repurchase a certain percentage of this restricted stock at a per share repurchase price to be determined by our Board of Directors in the event we terminated Mr. Jackson’s employment for cause or he terminated his employment without good reason, in each case, within three years of date of the restricted stock agreement. The percentage of the restricted stock that we could repurchase under the restricted stock agreement began at 100% and decreased by 8.33% every three months thereafter (being reduced to 0% in June 2005). Correspondingly, we no longer have any contractual rights under this restricted stock agreement to repurchase any of Mr. Jackson’s shares of restricted stock.

In December 2003, we granted Mr. Jackson 64,655 shares of restricted stock at a per share purchase price of $0.00162. This grant of restricted stock was subject to the terms and conditions of a restricted stock grant agreement which, among other things, provided us the unconditional right to repurchase a certain percentage of this restricted stock at a per share repurchase price of $0.325 in the event we terminated Mr. Jackson’s employment for cause or he terminated his employment without good reason, in each case, within three years of date of the restricted stock agreement. The percentage of the restricted stock that we could repurchase under the restricted stock grant agreement began at 100% and decreased by 8.33% every three months thereafter (being reduced to 0% in August 2006). Correspondingly, we no longer have any contractual rights under this restricted stock agreement to repurchase any of Mr. Jackson’s shares of restricted stock.

Mr. Jackson is also eligible to participate in our equity incentive plans. In June 2005, we granted Mr. Jackson an option to purchase 98,522 shares of our common stock at a per share exercise price of $2.03, with one quarter of the option vesting on the first anniversary of the vest start date and the balance of the option vesting equally on a monthly basis over the following three years. All vesting requirements with respect to this June 2005 option would be removed if we terminate Mr. Jackson’s employment without cause within one year following a change of control (as defined in our 2002 Plan).

In March 2007, we granted Mr. Jackson a non-qualified stock option to purchase 28,037 shares of our common stock at a per share exercise price of $15.49, and 3,115 shares of restricted stock at a per share purchase price of $0.001. The vesting schedule applicable to the option is four years, with one quarter of the shares underlying the option vesting on the first anniversary of the grant date and the remaining shares vesting in 36 equal monthly installments thereafter. The restricted stock is subject to a repurchase right held by the Company, which may be exercised at any time upon termination of Mr. Jackson’s employment for any reason within three years of the grant date. However, this repurchase right lapses with respect to one third of the restricted stock award in the event the Company meets the objectives in its 2007 operating plan, and it further lapses as to another one third of the award if the Company meets the objectives in its 2008 operating plan.

Mr. Jackson’s employment agreement may be terminated, with or without cause, by us or him at any time. If we terminate the employment agreement for cause (as defined in the agreement) or on account of death, or if Mr. Jackson terminates the agreement for any reason other than for good reason (as defined in the agreement), Mr. Jackson is entitled to no further compensation or benefits other than those earned through the date of termination. If we terminate the agreement for any reason other than for cause or death, if we terminate the agreement in the event Mr. Jackson becomes permanently disabled (as defined in the agreement) or if Mr. Jackson terminates the agreement for good reason (as defined in the agreement), we will provide continued payment of base salary and medical benefits for the six months following the termination of employment, conditioned upon the execution by Mr. Jackson of a release. In addition, our obligation to provide these severance payments expires if Mr. Jackson secures employment following a termination without cause or for good reason. The terms and provisions of the assignment of inventions, non-disclosure, non-solicitation, and non-competition agreement, or NDA, entered into with Mr. Jackson, shall survive the termination of Mr. Jackson’s employment; provided, however, that if Mr. Jackson is terminated without cause or resigns for good reason, and agrees to waive his rights to the six months of post-termination compensation described above, the non-solicitation and the 12 month non-competition provisions of the NDA shall terminate and be of no further force or effect as of the date of termination.

Mr. Jackson’s employment agreement currently expires on May 5, 2008 and may be renewed by our Board of Directors for consecutive one-year terms thereafter.

Employment Agreement with Thomas M. McDonough

We entered into an employment agreement with Thomas M. McDonough, our President and Chief Operating Officer, in August 2002. The term of this employment agreement was one year and may be renewed by our Board of Directors for consecutive one year periods. Under this agreement, Mr. McDonough’s initial base salary was $150,000 per annum, which is subject to annual increases in the sole discretion of our Board of Directors. Mr. McDonough’s current annual base salary, as approved by our Board of Directors, is $225,000. In addition, as originally drafted, Mr. McDonough was eligible to receive a cash bonus of up to $200,000 per annum, payable quarterly, in the event that he and Sourcefire achieve deliverables or reasonable goals approved by Mr. McDonough and our Board of Directors or our Compensation Committee. Mr. McDonough’s current annual cash bonus target is 44% of his annual base salary. Mr. McDonough is eligible to participate in any and all plans providing general benefits to our employees, subject to the provisions, rules and regulations applicable to each such plan. Mr. McDonough also executed our standard employee proprietary information, inventions and non-competition agreement.

In November of 2002, in connection with the commencement of his employment, we granted Mr. McDonough 312,192 shares of restricted stock at a per share purchase price of $0.00162. This grant of restricted stock was subject to the terms and conditions of a restricted stock agreement which, among other things, provided us the unconditional right to repurchase a certain percentage of this restricted stock at a per share repurchase price of $0.244 in the event we terminate Mr. McDonough’s employment for cause or he terminates his employment without good reason, in each case, within three years of date of the restricted stock agreement. The percentage of the restricted stock that we can repurchase under the restricted stock agreement began at one hundred percent and decreased by 8.33 percent every three months thereafter (being reduced to zero percent in September 2005). Correspondingly, we no longer have any contractual rights under the restricted stock agreement to repurchase Mr. McDonough’s shares of restricted stock.

In December of 2003, we granted Mr. McDonough 129,310 shares of restricted stock at a per share purchase price of $0.00162. This grant of restricted stock was subject to the terms and conditions of a restricted stock agreement which, among other things, provided us the unconditional right to repurchase up to seventy five percent of this restricted stock at a per share repurchase price of $0.325. With respect to 64,655 shares of this restricted stock, our right to repurchase those shares terminated upon the achievement of certain performance metrics or the passage of time. With respect to 32,328 shares of this restricted stock, our right to repurchase those shares terminated upon the third anniversary of the vest start date, or October 2006. Currently all our rights to repurchase Mr. McDonough’s restricted stock granted in December 2003 have lapsed.

Mr. McDonough is also eligible to participate in our equity incentive plans. In June 2005, we granted Mr. McDonough an option to purchase 92,364 shares of our common stock at a per share exercise price of $2.03 with one quarter of the option vesting on the first anniversary of the vest start date and the balance of the option vesting equally on a monthly basis over the following three years. All vesting requirements with respect to this June 2005 option would be removed if we terminate Mr. McDonough’s employment without cause within one year following a change of control (as defined in our 2002 Plan).

In March 2007, we granted Mr. McDonough a non-qualified stock option to purchase 5,257 shares of our common stock at a per share exercise price of $15.49, and 5,257 shares of restricted stock at a per share purchase price of $0.001. The vesting schedule applicable to the option is four years, with one quarter of the shares underlying the option vesting on the first anniversary of the grant date and the remaining shares vesting in 36 equal monthly installments thereafter. The restricted stock is subject to a repurchase right held by the Company, which may be exercised at any time upon termination of Mr. McDonough’s employment for any reason within three years of the grant date. However, this repurchase right lapses with respect to one third of the restricted stock award in the event the Company meets the objectives in its 2007 operating plan, and it further lapses as to another one third of the award if the Company meets the objectives in its 2008 operating plan.

Mr. McDonough’s employment agreement may be terminated, with or without cause, by us or him at any time. If we terminate the employment agreement for cause (as defined in the agreement) or on account of death, or if Mr. McDonough terminates the agreement for any reason other than for good reason (as defined in the agreement), Mr. McDonough is entitled to no further compensation or benefits other than those earned through the date of termination. If we terminate the agreement for any reason other than for cause or death, if we terminate the agreement in the event Mr. McDonough becomes permanently disabled (as defined in the agreement) or if Mr. McDonough terminates the agreement for good reason (as defined in the agreement), we will provide continued payment of base salary and medical benefits for the six months following the termination of employment, conditioned upon the execution by Mr. McDonough of a release. In addition, our obligation to provide his severance payment expires if Mr. McDonough secures employment following a termination without cause or for good reason. The terms and provisions of the employee proprietary information, inventions and non-competition agreement entered into with Mr. McDonough shall survive Mr. McDonough’s termination; provided, however, that if Mr. McDonough is terminated without cause or resigns for good reason, and agrees to waive his rights to the six months of post-termination compensation described above, the non-solicitation and the 12-month non-competition provisions shall terminate and be of no further force or effect as of the date of termination.

Mr. McDonough’s employment agreement currently expires on September 8, 2008 and may be renewed by our Board of Directors for consecutive one-year terms thereafter.

Employment Agreement with Martin F. Roesch

We entered into an employment agreement with Martin F. Roesch, our Chief Technology Officer, in February 2002 and amended that agreement effective July 2002. The term of this employment agreement was one year and may be renewed by our Board of Directors for consecutive one year periods. Under this agreement, Mr. Roesch’s initial base salary was $150,000 per annum, which is subject to annual increases in the sole discretion of our Board of Directors. Mr. Roesch’s current annual base salary, as approved by our Board of Directors, is $200,000. In addition, Mr. Roesch is eligible to receive a cash bonus of up to $50,000 per annum, contingent upon Mr. Roesch’s ability to achieve deliverables or reasonable goals approved by Mr. Roesch and our Board of Directors or Compensation Committee. Mr. Roesch is eligible to participate in any and all plans providing general benefits to our employees, subject to the provisions, rules and regulations applicable to each such plan. Mr. Roesch executed our assignment of inventions, non-disclosure, non-solicitation and non-competition agreement.

In February of 2002, we entered into a restricted stock agreement with Mr. Roesch which provided us the unconditional right to repurchase a certain percentage of his restricted stock at a per share repurchase price of $.00162 in the event we terminate Mr. Roesch’s employment for cause or he terminates his employment without good reason, in each case, within three years of the date of the restricted stock agreement. The percentage of the restricted stock that we can repurchase under the restricted stock agreement began at fifty percent and decreased by one-third on each anniversary of the date of the restricted stock agreement (being reduced to zero percent in February 2005). Correspondingly, we no longer have any contractual rights under the restricted stock agreement to repurchase Mr. Roesch’s shares of restricted stock.

Mr. Roesch is also eligible to participate in our equity incentive plans. In June of 2005, we granted Mr. Roesch an option to purchase 61,576 shares of our common stock at a per share exercise price of $2.03 with one quarter of the option vesting on the first anniversary of the vest start date and the balance of the option vesting equally on a monthly basis over the following three years. All vesting requirements with respect to this June 2005 option would be removed if we terminate Mr. Roesch’s employment without cause within one year following a change of control (as defined in our 2002 Plan).

In March 2007, we granted Mr. Roesch a non-qualified stock option to purchase 6,075 shares of our common stock at a per share exercise price of $15.49. The vesting schedule applicable to the option is four years, with one quarter of the shares underlying the option vesting on the first anniversary of the grant date and the remaining shares vesting in 36 equal monthly installments thereafter.

Mr. Roesch’s employment agreement may be terminated, with or without cause, by us or him at any time. If we terminate the employment agreement for cause (as defined in the agreement) or on account of death, or if Mr. Roesch terminates the agreement for any reason other than for good reason (as defined in the agreement), Mr. Roesch is entitled to no further compensation or benefits other than those earned through the date of termination. If we terminate the agreement for any reason other than for cause or death, if we terminate the agreement in the event Mr. Roesch becomes permanently disabled (as defined in the agreement) or if Mr. Roesch terminates the agreement for good reason (as defined in the agreement), we will provide continued payment of base salary and medical benefits for the six months following the termination of employment, conditioned upon the execution by Mr. Roesch of a release. In addition, our obligation to provide Mr. Roesch’s severance payment expires if he secures employment following a termination without cause or for good reason. The terms and provisions of the assignment of inventions, non-disclosure, non-solicitation and non-competition agreement entered into with Mr. Roesch shall survive the termination of Mr. Roesch’s employment; provided, however, that if Mr. Roesch is terminated without cause or resigns for good reason, and agrees to waive his rights to the six months of post-termination compensation described above, the non-solicitation and the 12-month non-competition provisions shall terminate and be of no further force or effect as of the date of termination.

Mr. Roesch’s employment agreement currently expires on July 1, 2008 and may be renewed by our Board of Directors for consecutive one-year terms thereafter.

Employment Agreement with Todd P. Headley

We entered into an employment agreement with Todd P. Headley, our Chief Financial Officer and Treasurer, in March 2003. The employment agreement provided for an initial base salary of $125,000 per annum, and eligibility to receive a quarterly incentive bonus at the discretion of the Compensation Committee of our Board of Directors, contingent upon the executive’s ability to achieve management objectives. Compensation for Mr. Headley is subject to normal periodic review by our Compensation Committee. Mr. Headley’s current annual base salary, as approved by our Board of Directors, is $210,000 and his current annual bonus is targeted at 45% of his annual base salary. Mr. Headley is eligible to participate in any and all plans providing general benefits to our employees, subject to the provisions, rules and regulations applicable to each such plan.

Mr. Headley’s employment agreement also provides that he is eligible to participate in our equity incentive plans. In April of 2003, we granted Mr. Headley an option to purchase 105,911 shares of our common stock at an exercise price of $0.325. This option vests equally on a quarterly basis over a four year period commencing on the vest start date, and all vesting requirements would be removed if we terminate Mr. Headley’s employment (actually or constructively) without cause following a change of control (as defined in our 2002 Stock Incentive Plan). In addition, in December of 2004 and again in June of 2005, we granted Mr. Headley additional options to purchase 24,630 and 23,399 shares of our common stock, respectively. The December 2004 option was granted at an exercise price of $1.62 per share and vests equally on a quarterly basis over a four year period commencing on the vest start date. This vesting requirement would be accelerated in an amount equal to the lesser of fifty percent of the shares reserved for issuance thereunder or the remaining unvested portion of that option if we terminate Mr. Headley’s employment (actually or constructively) without cause following a change of control (as defined in our 2002 Stock Incentive Plan). The June 2005 option was granted at an exercise price of $2.03 per share with one quarter of the option vesting on the first anniversary of the vest start date and the balance of the option vesting equally on a monthly basis over the following three years. All vesting requirements with respect to the June 2005 option would be removed if we terminate Mr. Headley’s employment without cause within one year following a change of control (as defined in our 2002 Plan). Mr. Headley also executed our standard employee proprietary information, inventions, and non-competition agreement.

In March 2007, we granted Mr. Headley a non-qualified stock option to purchase 11,215 shares of our common stock at a per share exercise price of $15.49, and 1,246 shares of restricted stock at a per share purchase price of $0.001. The vesting schedule applicable to the option is four years, with one quarter of the shares underlying the option vesting on the first anniversary of the grant date and the remaining shares vesting in 36 equal monthly installments thereafter. The restricted stock is subject to a repurchase right held by the Company, which may be exercised at any time upon termination of Mr. Headley’s employment for any reason within three years of the grant date. However, this repurchase right lapses with respect to one third of the restricted stock award in the event the Company meets the objectives in its 2007 operating plan, and it further lapses as to another one third of the award if the Company meets the objectives in its 2008 operating plan.

Mr. Headley’s employment may be terminated at any time, with or without cause and with or without notice, by Mr. Headley or by us. If Mr. Headley’s employment is terminated by us without cause (as defined in the agreement), we will provide payment of salary and benefits for the three months following the termination of employment as well as any bonus earned as of the date of termination. Any obligation to pay severance would be conditioned upon the execution of a release by Mr. Headley.

The employment agreement states that Mr. Headley’s employment is of no set duration.

Employment Agreement with Joseph M. Boyle

We entered into an employment agreement with Joseph M. Boyle, our General Counsel and Secretary, in April 2006. The employment agreement provided for an initial base salary of $175,000 per annum, and eligibility to receive a performance bonus up to an initial amount of $50,000 per annum, payable quarterly, contingent upon the executive’s ability to achieve objectives established jointly by Mr. Boyle and our Chief Executive Officer. Mr. Boyle was also eligible to receive a one-time $50,000 bonus payable upon the closing of a definitive merger or acquisition in which we received proceeds in excess of $200.0 million, which was provided as an incentive for Mr. Boyle to join us following the termination of our agreement to be acquired by Check Point Software Technologies Ltd. in light of the significant demands to which our general counsel would be subject should we agree to be acquired in another transaction. We believe that the $200.0 million threshold was appropriate because the anticipated consideration to be paid under the terms of the merger agreement with Check Point was $225.0 million. Mr. Boyle was also eligible to receive a one-time $25,000 bonus once we reach an agreement with our third OEM customer following the launch of the Project X IP business unit. Compensation for Mr. Boyle was subject to normal periodic review by the Compensation Committee of our Board of Directors. Mr. Boyle’s annual base salary upon the termination of his employment in September 2007, as approved by our Board of Directors, was $175,000. Mr. Boyle was eligible to participate in any and all plans providing general benefits to our employees, subject to the provisions, rules and regulations applicable to each such plan.

The employment agreement also provided that Mr. Boyle was eligible to participate in our equity incentive plans. Upon commencement of his employment in April 2006, we granted Mr. Boyle an option to purchase 123,512 shares of our common stock, with 92,364 shares vesting over a four year period at quarterly intervals, 15,394 shares vesting upon the first to occur of the filing of a registration statement with the SEC to raise a minimum of $50 million or the fourth anniversary of the vesting start date, and 15,394 shares vesting on the first to occur of the Company reaching an agreement with its third OEM customer following the launch of the Project X IP business unit or the fourth anniversary of the vesting start date. In addition, the options were subject to acceleration of vesting of the lesser of 50% of the 92,364 shares subject to quarterly vesting or the remaining unvested shares of the 92,364 shares subject to quarterly vesting, upon a change of control (as defined in our stock incentive plan) and a termination other than for cause (either an actual or constructive termination) subsequent to the change of control. Mr. Boyle also executed our standard employee proprietary information, inventions, and non-competition agreement.

In March 2007, we granted Mr. Boyle an option to purchase 1,168 shares of our common stock at a per share exercise price of $15.49, and 389 shares of restricted stock at a per share purchase price of $0.001. The vesting schedule applicable to the option was four years, with one quarter of the shares underlying the option scheduled to vest on the first anniversary of the grant date and the remaining shares scheduled to vest in 36 equal monthly installments thereafter. The restricted stock was subject to a repurchase right held by the Company, which could be exercised at any time upon termination of Mr. Boyle’s employment for any reason within three years of the grant date. However, this repurchase right was scheduled to lapse with respect to one third of the restricted stock award in the event the Company met the objectives in its 2007 operating plan, and it was further scheduled to lapse as to another one third of the award if the Company met the objectives in its 2008 operating plan.

Under the terms of Mr. Boyle’s employment agreement, his employment could be terminated at any time, with or without cause and with or without notice, by Mr. Boyle or by us. Under the terms of the agreement, if Mr. Boyle’s employment was terminated by us without cause (as defined in the agreement), we would be required to provide payment of salary and benefits for the three months following the termination of employment, as well as any bonus earned as of the date of termination. Any obligation to pay severance would be conditioned upon the execution by Mr. Boyle of a release.

The employment agreement stated that Mr. Boyle’s employment was of no set duration.

In August 2007, we entered into a separation agreement with Mr. Boyle. Pursuant to this agreement, we agreed to continue paying Mr. Boyle an amount equal to his current salary plus bonus through the completion of 2007 and to accelerate the vesting, effective as of September 1, 2007, of 21,167 shares of stock issuable upon exercise of the stock option issued to Mr. Boyle in 2006. We also agreed to pay for Mr. Boyle’s health coverage during this same period. In return, Mr. Boyle agreed to provide transitional services to us on a part time basis — up to 10 hours per week — as an independent contractor for no additional consideration, from September 4, 2007 through the end of 2007. Under the terms of the agreement, any additional services provided by Mr. Boyle above the 10 hour weekly amount would be charged to us at $250 per hour.

Employment Agreement with Michele M. Perry-Boucher

We entered into an employment agreement with Michele M. Perry-Boucher, our Chief Marketing Officer, in February 2004. The employment agreement provided for an initial base salary of $150,000 per annum, and eligibility to receive a performance bonus up to an initial amount of $50,000 per annum, payable quarterly, contingent upon the executive’s ability to achieve objectives established jointly by Ms. Perry-Boucher and our Chief Executive Officer. Compensation for Ms. Perry-Boucher is subject to normal periodic review by our Compensation Committee. Ms. Perry-Boucher’s current annual base salary, as approved by our Board of Directors, is $190,000. Ms. Perry-Boucher is eligible to participate in any and all plans providing general benefits to our employees, subject to the provisions, rules and regulations applicable to each such plan.

The employment agreement also provides that Ms. Perry-Boucher is eligible to participate in our equity incentive plans. In April of 2004, we granted Ms. Perry-Boucher an initial option to purchase 123,512 shares of our common stock at an exercise price of $1.14 with vesting over a four year period at quarterly intervals. In the event of a change of control (as defined in our stock incentive plan) and Ms. Perry-Boucher’s employment is terminated (actually or constructively) without cause following such change of control, this vesting requirement shall be accelerated in an amount of the lesser of 50% of the initial grant (or 61,576 shares) or the remaining unvested portion of the option. In addition, in June 2005 we granted Ms. Perry-Boucher an additional option to purchase 21,551 shares of our common stock at an exercise price of $2.03. This option vests over a four year period, with one quarter vesting on the one year anniversary of the vest commencement date and the remaining vesting equally on a monthly basis over the following three years. All vesting requirements with respect to the June 2005 option would be removed if we terminate Ms. Perry-Boucher’s employment without cause within one year following a change of control (as defined in our 2002 Plan). The employment agreement was contingent upon Ms. Perry-Boucher executing our employee proprietary information, inventions, and non-competition agreement.

In March 2007, we granted Ms. Perry-Boucher a non-qualified option to purchase 3,972 shares of our common stock at a per share exercise price of $15.49, and 1,324 shares of restricted stock at a per share purchase price of $0.001. The vesting schedule applicable to the option is four years, with one quarter of the shares underlying the option vesting on the first anniversary of the grant date and the remaining shares vesting in 36 equal monthly installments thereafter. The restricted stock is subject to a repurchase right held by the Company, which may be exercised at any time upon termination of Ms. Perry-Boucher’s employment for any reason within three years of the grant date. However, this repurchase right lapses with respect to one third of the restricted stock award in the event the Company meets the objectives in its 2007 operating plan, and it further lapses as to another one third of the award if the Company meets the objectives in its 2008 operating plan.

Ms. Perry-Boucher’s employment may be terminated at any time, with or without cause and with or without notice, by Ms. Perry-Boucher or by us.

The employment agreement states that Ms. Perry-Boucher’s employment is of no set duration.

Employment Agreement with Douglas W. McNitt

In August 2007, we entered into an employment agreement with Douglas W. McNitt, who assumed the roles of General Counsel and Secretary effective September 4, 2007. The employment agreement provides for an initial base salary of $210,000 per annum, and eligibility to receive a performance bonus up to an initial amount of $94,500 per annum, payable quarterly, contingent upon the executive’s ability to achieve objectives established jointly by Mr. McNitt and our Chief Executive Officer. Compensation for Mr. McNitt will be subject to normal periodic review by our Compensation Committee. Mr. McNitt is eligible to participate in any and all plans providing general benefits to our employees, subject to the provisions, rules and regulations applicable to each such plan.

The employment agreement also provides that Mr. McNitt is eligible to participate in our equity incentive plans, and under the employment agreement, we have agreed to grant 70,000 shares of restricted stock to Mr. McNitt (the “Initial Grant”), at a purchase price of $0.001 per share, subject to the vesting schedule, repurchase right and other terms and conditions set forth in a restricted stock agreement between Mr. McNitt and us. The shares issued in the Initial Grant vest (and our repurchase right lapses) as to 25% of award on the first anniversary of the date of the Initial Grant, with the remainder vesting at the rate of 2.083% of the award per month thereafter, such that the entire amount of the Initial Grant will be vested four years following the date of the Initial Grant.

Additionally, subject to the approval of the Compensation Committee, on or as soon as reasonably practicable after Mr. McNitt’s start date, and an on annual basis thereafter during the term of his employment, he will be awarded a grant of options, shares or restricted stock, or a combination of the two, on terms and in amounts commensurate with awards made to our other senior executives. The grant with respect to 2007 will be 12,000 shares of restricted stock. We expect that future awards will be made after the first meeting of the Board of Directors during each calendar year. The vesting of the options or shares of restricted stock provided in these annual awards will be based on the achievement of quarterly financial objectives over a three-year period, with such objectives determined by the Compensation Committee upon consultation with our Chief Executive Officer. If the financial objectives for a particular quarter are not achieved, the options or shares of restricted stock that otherwise would have vested at the end of the quarter will instead vest at the end of the three-year period.

If Mr. McNitt’s employment is terminated by us without cause (as defined in the agreement), or if Mr. McNitt terminates his employment for good reason (as defined in the agreement), the vesting of all options and shares of restricted stock awarded to Mr. McNitt will be accelerated by 50% of the number of options or shares of restricted stock originally awarded (or such lesser amount as is necessary to fully vest all remaining shares awarded to Mr. McNitt if less than 50% of the options or shares of restricted stock remain unvested at the date of termination).

Mr. McNitt’s employment may be terminated at any time, with or without cause, by Mr. McNitt or by us. If Mr. McNitt’s employment is terminated by us without cause or by Mr. McNitt for good reason (each, as defined in the agreement), we will provide payment of salary and benefits for the six months following the termination of employment, as well as 50% of his maximum bonus which he is eligible to receive for the then-current year.

If there is a change in control or corporate transaction and at any time after the event is announced until within one year after the consummation of the event, we terminate Mr. McNitt’s employment without cause or Mr. McNitt terminates his employment for good reason (each, as defined in the agreement), then conditioned upon the execution by Mr. McNitt of a release, we will make a lump sum payment to Mr. McNitt equal to his then-current base salary and the maximum amount of bonus or incentive compensation that Mr. McNitt is eligible to receive for the then-current year, and we will continue to provide payment of Mr. McNitt’s benefits for one year following the date of his termination.

A termination for “cause” occurs under Mr. McNitt’s employment agreement if we terminate his employment for any of the following reasons:

(i) theft, fraud, material dishonesty or gross negligence in the conduct of our business,

(ii) continuing neglect of his duties and responsibilities that has a material adverse effect on us,

(iii) engaging in personal conduct that would constitute grounds for liability for sexual harassment or discrimination (as proscribed by the U.S. Equal Employment Opportunity Commission Guidelines or any other applicable state or local regulatory body),

(iv) conviction of, or plea of guilty or nolo contendere to, a felony (other than a violation of traffic or motor vehicle laws), or

(v) a willful and continued material breach of his employment agreement or his non-disclosure agreement that has a material adverse effect on us.

Mr. McNitt’s employment agreement provides that any purported termination of Mr. McNitt’s employment by us shall be presumed to be other than for cause, unless (A) we first provide written notice to Mr. McNitt that includes a statement that either the Chief Executive Officer or the Board of Directors has determined that “cause” exists, and a statement of the particulars of such conduct, and (B) Mr. McNitt has been provided a period of at least 30 days after receipt of our notice during which to cure, rescind or otherwise remedy the actions, events, or circumstances described in our notice to the extent they are based on items (ii), (iii) or (v) above.

A termination for “good reason” occurs under Mr. McNitt’s employment agreement if he terminates his employment for any of the following reasons:

(i) a decrease in his base salary,

(ii) a material reduction or material adverse change in his authority, duties, job responsibilities or reporting structure, including, without limitation, ceasing to report directly to the Chief Executive Officer,

(iii) a geographic relocation without Mr. McNitt’s consent of more than thirty miles from the current location, or

(iv) a willful and continued material breach by us of the employment agreement or the “Equity Compensation” section of Mr. McNitt’s employment agreement that has a material adverse effect on Mr. McNitt.

Mr. McNitt’s employment agreement provides that any purported termination by Mr. McNitt of his employment shall be presumed to be other than for good reason, unless he first provides written notice to us within 90 days following the effective date of such event, and we have been provided a period of at least 30 days after receipt of the notice during which to cure, rescind or otherwise remedy the actions, events, or circumstances described in his notice, and he has terminated his employment with us no later than 120 days after the date of his notice of termination.

Mr. McNitt’s employment agreement provides that he will be eligible to participate in a Section 280G compensation program (the “Section 280G Program”) that our Compensation Committee intends to establish within 30 days of Mr. McNitt’s start date. This Section 280G Program will be structured to provide relief to program participants in the event the acceleration of vesting of a participant’s options or shares of restricted stock after a change of control results in the total compensation to such participant that exceeds a Parachute Threshold. The “Parachute Threshold” will be defined as 299% of the participant’s “base amount,” as defined in Section 280G(b)(3) of the Internal Revenue Code. In the event such total compensation exceeds the Parachute Threshold then (i) if such excess is equal to 4.6% of the Parachute Threshold or less, the participant’s parachute payments will be reduced to 299% of the participant’s base amount, or (ii) if such excess is equal to more than 4.6% of the Parachute Threshold, an additional amounts shall be paid to the participant (the “Gross-Up Amount”) such that the net proceeds of the Gross-Up Amount to the participant, after deduction of the excise tax (including interest and penalties) and any federal, state and local income taxes and employment taxes (including interest and penalties) upon the Gross-Up Amount, shall be equal to the excise tax on the participant’s total compensation.

The employment agreement states that Mr. McNitt’s employment is of no set duration.

Potential Payments Upon Termination or Change in Control

Pursuant to the employment agreement of each of Mr. Jackson, Mr. McDonough and Mr. Roesch, if we terminate the agreement for any reason other than for cause or death, if we terminate the agreement in the event Mr. Jackson, Mr. McDonough or Mr. Roesch, as applicable, become permanently disabled, or if Mr. Jackson, Mr. McDonough or Mr. Roesch, as applicable, terminate the agreement for good reason, we will provide continued payment of Mr. Jackson’s, Mr. McDonough’s or Mr. Roesch’s, as applicable, base salary and medical benefits for the six months following the termination of employment. Our obligations to provide severance payments expire if Mr. Jackson, Mr. McDonough or Mr. Roesch, as applicable, secures employment following a termination without cause or for good reason. Pursuant to the employment agreement of each of Mr. Headley and Mr. Boyle, if we terminate the agreement without cause, we will provide continued payment of Mr. Headley’s or Mr. Boyle’s, as applicable, base salary, benefits and bonus earned for the three months following the termination of employment. Assuming the employment of Messrs. Jackson, McDonough and Roesch were to be terminated by us without cause, by us in the event Mr. Jackson, Mr. McDonough or Mr. Roesch become permanently disabled, or by Mr. Jackson for good reason, and assuming the employment of Messrs. Headley and Boyle were to be terminated by us without cause, as of December 31, 2006, the following individuals would be entitled to payments in the amounts set forth opposite their names in the below table:

Name	Cash Severance	Benefits

E. Wayne Jackson, III	$18,750 per month for six months	Benefits have an estimated value of $1,002 per month for six months
Todd P. Headley	$14,583 per month for three months plus any earned bonus	Benefits have an estimated value of $1,001 per month for three months
Thomas M. McDonough	$16,667 per month for six months	Benefits have an estimated value of $983 per month for six months
Martin F. Roesch	$16,667 per month for six months	Benefits have an estimated value of $997 per month for six months
Joseph M. Boyle	$14,583 per month for three months plus any earned bonus	Benefits have an estimated value of $936 per month for three months
Michele M. Perry-Boucher	None	None

We are not obligated to make any cash payments to these executives if their employment is terminated by us for cause or on account of death or by the executive other than for good reason.

Pursuant to Mr. Boyle’s employment agreement, upon the closing of a definitive merger or acquisition transaction whereby the Company receives proceeds in excess of $200.0 million, Mr. Boyle will receive a one-time bonus equal to $50,000.

In addition, each of Messrs. Jackson, McDonough, Roesch, Headley and Boyle and Ms. Perry-Boucher hold options that would vest if such executive ceases to be employed by us as a result of a change in control and the termination of such executive without cause following such change in control. Assuming the employment of our named executive officers were to be terminated without cause within one year of a change in control, each as of December 31, 2006, the following individuals would be entitled to accelerated vesting of their outstanding stock options as described in the table below:

Value of Accelerated Equity Awards: Termination Without
Name	Cause Following Change in Control

E. Wayne Jackson, III	Immediate vesting of 61,579 options with a value of $798,680
Todd P. Headley	Immediate vesting of 40,179 options with a value of $548,697
Thomas M. McDonough	Immediate vesting of 57,730 options with a value of $748,758
Martin F. Roesch	Immediate vesting of 38,487 options with a value of $499,176
Joseph M. Boyle	Immediate vesting of 38,492 options with a value of $374,843
Michele M. Perry-Boucher	Immediate vesting of 51,955 options with a value of $708,231

In connection with a termination without cause, a termination due to the executive becoming permanently disabled or a termination for good reason, no payments are due unless the executive executes a general release and waiver releasing us from any obligations and liabilities of any type whatsoever, except for our obligations with respect to any severance benefits. Under the terms and conditions of the assignment of inventions, non-disclosure, non-solicitation and non-competition agreement, or NDA, executed by each of Messrs. Jackson, McDonough and Roesch, which survive the termination of such executive’s employment, such executive cannot, among other things, (i) disclose confidential information (as defined in the NDA) during or after employment with us, (ii) provide services, similar to those the executive provided to us, to any competitor (as defined in the NDA) within the United States during employment with us and for a period of one year following termination for any reason, and (iii) induce, solicit or attempt to induce or solicit, any of our employees, customers, clients, vendors or strategic business partners during employment with us and for a period of one year following termination for any reason. In the event of a termination without cause or for good reason, the restrictions set forth in clauses (ii) and (iii) of the preceding sentence shall terminate and be of no further force or effect, provided the executive agrees to waive any rights to any severance or other termination benefits under such executive’s employment agreement.

The following definitions apply to the termination and change in control provisions in the employment agreements and stock option grant agreements.

A termination for “Cause” occurs under the employment agreements and stock option grant agreements of Messrs. Jackson, McDonough and Roesch if we terminate employment for any of the following reasons:

(i) the executive’s conviction of, or plea of guilty or nolo contendere to, (a) a felony or (b) any crime involving moral turpitude that may reasonably be expected to have an adverse impact on our reputation or standing in the community;

(ii) misconduct in connection with the executive’s duties or willful failure to perform such duties (including, without limitation, material breach by the executive of any provision of the employment agreement or that certain assignment of inventions, non-disclosure, non-solicitation and non-competition agreement, executed by and between us and the executive, or any similar agreement executed by the executive for our benefit); or

(iii) engaging in behavior that would constitute grounds for liability for harassment (as proscribed by the U.S. Equal Employment Opportunity Commission Guidelines or any other applicable state or local regulatory body) or other conduct that violates laws governing the workplace;

provided, however, that the foregoing events or actions shall not constitute “Cause” unless our Board of Directors shall have provided the executive with written notice of the event or action allegedly constituting “Cause” and the executive has not cured such event or action within thirty (30) days of executive’s receipt of such written notice.

A termination for “Cause” occurs under the employment agreements and stock option grant agreements of Messrs. Headley and Boyle if we terminate employment for any of the following reasons:

(i) conviction of, or plea of guilty or nolo contendere to, (a) a felony or (b) any crime involving moral turpitude that may reasonably be expected to have an adverse impact on our reputation or standing in the community;

(ii) fraud on or misappropriation of any of our funds or property, or the funds or property of any of our affiliates, customers or vendors;

(iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty involving personal profit;

(iv) violation of any of our rules, regulations, procedures or policies;

(v) breach of the Employee Proprietary Information, Inventions, and Non-Competition Agreement executed by the executive, or any similar agreement executed by the executive for our benefit;

(vi) engaging in behavior that would constitute grounds for liability for harassment (as proscribed by the U.S. Equal Employment Opportunity Commission Guidelines or any other applicable state or local regulatory body) or other conduct that violates laws governing the workplace; or

(vii) chronic use of alcohol, drugs or other substances which affects the executive’s performance.

Per Mr. Boyle’s employment agreement, the events of actions listed above shall not constitute “Cause” unless Mr. Boyle is provided written notice of the event or action allegedly constituting “Cause” and Mr. Boyle has not cured such event or action within thirty (30) days of his receipt of such written notice.

A termination for “Cause” occurs under the stock option grant agreement of Ms. Perry-Boucher if we terminate employment for any of the following reasons:

(i) conviction of, or a plea of nolo contendere to, a felony or crime involving moral turpitude;

(ii) fraud on or misappropriation of any funds or property of the Company, any affiliate, customer or vendor;

(iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty which involves personal profit;

(iv) willful misconduct in connection with the executive’s duties or willful failure to perform the executive’s responsibilities in the best interests of the Company;

(v) chronic use of alcohol, drugs or similar substances which affects the executive’s work performance;

(vi) violation of any Company rule, regulation, procedure or policy; or

(vii) breach of any provision of any employment, non-disclosures, non-competition, non-solicitation or other similar agreement executed by the executive for the benefit of the Company.

A termination for “Good Reason” occurs under the employment agreements of Messrs. Jackson, McDonough and Roesch if the executive terminates his employment for any of the following reasons:

(i) willful failure by us to provide the executive the base salary and benefits described in the employment agreement, except for any reduction or other concessionary arrangement affecting all employees or affecting senior executive officers generally;

(ii) there is an adverse change in executive’s title, position, responsibilities or there is otherwise a diminution in executive’s duties (other than a change due to the executive’s total and permanent disability or as an accommodation under the Americans with Disabilities Act); or

(iii) a relocation of our principal executive office to a location outside of the Washington, D.C. metropolitan area or requiring the executive to be based anywhere other than our principal executive office, except for required business travel to the extent that such travel is substantially consistent with executive’s present travel obligations;

provided, however, that the foregoing events or actions shall not constitute “Good Reason” unless the executive shall have provided us with written notice of the event or action allegedly constituting Good Reason and we have not cured such event or action within thirty (30) days of our receipt of such written notice.

“Permanently Disabled” under the employment agreements of Messrs. Jackson, McDonough and Roesch means the executive’s inability, due to physical or mental ill health, to perform the essential functions of his or her job, with or without a reasonable accommodation, for a period in excess of 120 consecutive days or in excess of 180 days in any consecutive 12-month period.

“Change in Control” means:

(i) the acquisition (other than from us) in one or more transactions by any Person, of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of (A) the then outstanding shares of our securities, or (B) the combined voting power of our then outstanding securities entitled to vote generally in the election of directors (the “Company Voting Stock”);

(ii) the closing of a sale or other conveyance of all or substantially all of our assets; or

(iii) the effective time of any merger, share exchange, consolidation or other business combination of ours if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held the Company Voting Stock;

provided, however, that a Change in Control shall not include (Y) a public offering of our capital stock or (Z) any transaction pursuant to which shares of our capital stock are transferred or issued to any trust, charitable organization, foundation, family partnership or other entity controlled directly or indirectly by, or established for the benefit of Martin Roesch or his immediate family members (including spouses, children, grandchildren, parents and siblings, in each case to include adoptive relations) or transferred to any such immediate family members. For purposes of this definition, “Person” means any individual, entity or group within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, other than: employee benefit plans sponsored or maintained by us and corporations controlled by us.

As noted above, in August 2007, we entered into a separation agreement with Mr. Boyle that provides for acceleration of vesting of a portion of Mr. Boyle’s 2006 stock option award effective September 4, 2007.

Director Compensation

The following table summarizes compensation that our directors (other than directors who are named executive officers) earned during 2006 for services as members of our Board of Directors.

Fees Earned
	or Paid in		Stock		Total
	Cash		Awards		Compensation
Name	($)		($)(1)		($)

Asheem Chandna	—		—		—
Joseph R. Chinnici	12,823	(2)	48,958	(4)	61,781
Tim A. Guleri	—		—		—
Steven R. Polk	7,152	(3)	31,333	(5)	38,485
Arnold L. Punaro(6)	—		—		—
Harry R. Weller	—		—		—

(1)	Valuation based on the dollar amount of option grants recognized for financial statement reporting purposes pursuant to FAS 123R with respect to 2006. The assumptions we used with respect to the valuation of option grants are set forth in Note 2 to our consolidated financial statements.

(2)	We agreed to pay Mr. Chinnici $30,000 annually to serve on our Board of Directors and to serve as chairman of our Audit Committee. Mr. Chinnici joined our Board of Directors in July 2006.

(3)	We agreed to pay General Polk $20,000 annually to serve on our Board of Directors and to serve as chairman of our Nominating and Governance Committee. General Polk joined our Board of Directors in August 2006.

(4)	On July 28, 2006 we agreed to issue Mr. Chinnici 15,394 shares of restricted common stock at a price of $0.001624 per share and vesting on the earliest to occur of (i) the consummation of a firm commitment underwritten public offering of our common stock, along with the expiration of any applicable lock-up agreements, (ii) a change in control of Sourcefire or (iii) June 30, 2008. As of December 31, 2006, Mr. Chinnici owned 15,394 shares of restricted common stock, none of which had vested.

(5)	On September 23, 2006 we agreed to issue General Polk 12,315 shares of restricted common stock at a price of $0.001624 per share and vesting on the earliest to occur of (i) the consummation of a firm commitment underwritten public offering of our common stock, along with the expiration of any applicable lock-up agreements, (ii) a change in control of Sourcefire or (iii) June 30, 2008. As of December 31, 2006, General Polk owned 12,315 shares of restricted common stock, none of which had vested.

(6)	General Punaro joined our Board of Directors in January 2007.

Summary of Director Compensation

Non-Employee Director Compensation Prior to IPO

In 2006 we agreed to pay Mr. Chinnici $30,000 annually to serve on our Board of Directors and to serve as chairman of our Audit Committee, and General Polk $20,000 annually to serve on our Board of Directors and to serve as chairman of our Nominating and Governance Committee.

Under our 2002 Plan, directors were eligible to receive stock option and restricted stock grants at the discretion of our Compensation Committee or other administrator of the plan. We made the following grants to our directors under our 2002 Plan:

•	On October 23, 2003 we granted Mr. Chandna an option to purchase 98,522 shares of our common stock at an exercise price of $0.325 per share, which our Board of Directors determined to be the fair market value of our common stock on the date of grant. Mr. Chandna exercised this option in full on December 21, 2004.

•	On July 28, 2006 we agreed to issue Mr. Chinnici 15,394 shares of restricted common stock at a price of $0.001624 per share and vesting on the earliest to occur of (i) the consummation of a firm commitment underwritten public offering of our common stock, along with the expiration of any applicable lock-up agreements, (ii) a change in control of Sourcefire or (iii) June 30, 2008.

•	On September 23, 2006 we agreed to issue General Polk 12,315 shares of restricted common stock at a price of $0.001624 per share and vesting on the earliest to occur of (i) the consummation of a firm commitment underwritten public offering of our common stock, along with the expiration of any applicable lock-up agreements, (ii) a change in control of Sourcefire or (iii) June 30, 2008.

•	On January 24, 2007 we agreed to issue General Punaro 12,315 shares of restricted common stock at a price of $0.001624 per share, 4,926 shares of which will vest on January 24, 2008, 6,157 shares of which will vest in 1,231 share increments on completion of each of the five 90-day periods thereafter, and the remaining 1,231 shares of which will vest on the date of our 2009 annual meeting of stockholders.

Non-Employee Director Compensation Following IPO

Following the consummation of our initial public offering, we pay each of our directors an annual fee of $15,000 to serve on our Board of Directors. In addition, we pay the chairman of our Audit Committee an annual fee of $10,000, the chairman of our Compensation Committee an annual fee of $5,000, and the chairman of our Nominating and Governance Committee an annual fee of $4,000. We will also pay each of our directors a fee of $1,500 per meeting of the full Board of Directors attended, and $1,000 per meeting of a committee of the Board of Directors attended. Directors will be also be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the Board and its committees.

Under our policy on non-employee director compensation, upon joining our Board of Directors, a non-employee director will receive a grant of restricted common stock in an amount determined annually by our Nominating and Governance Committee. For 2007, our Nominating and Governance Committee determined that the target value of the restricted stock grant for a new non-employee director would be approximately $160,000. Based on the initial public offering price of our common stock, the committee fixed the size of these grants for any new non-employee director joining the Board during 2007 at 12,315 shares. One-third of these shares will vest on the one-year anniversary of the date of grant, and the remaining shares will vest quarterly thereafter for a three year total vesting period; provided, that vesting shall be proportionately adjusted for any director that serves an initial term of less than three years, such that the vesting of the award shall be completed at the date of expiration of the director’s initial term.

In addition, following the completion of our initial public offering, upon each annual meeting of our stockholders, our non-employee directors that continue to serve as directors following such meeting will receive an annual restricted stock grant at the time of the annual meeting in an amount determined annually by our Nominating and Governance Committee. For 2007, our Nominating and Governance Committee determined that the target value of the annual restricted stock grant for continuing non-employee directors would be approximately $80,000. Based on the initial public offering price of our common stock, the committee fixed the size of these grants for 2007 at 6,157 shares. In light of the short time period between the completion of the initial public offering and the expected date of the 2007 annual meeting of stockholders, upon the effectiveness of the registration statement for our initial public offering, we granted our non-employee directors, other than Arnold L. Punaro and the non-employee directors whose terms expire in 2007 (Messrs. Chandna and Weller), restricted stock as additional compensation for their services through our 2008 annual stockholders meeting in lieu of issuing these individuals restricted stock upon the 2007 annual meeting. The amount of restricted stock granted these non-employee directors was 8,209 shares, 6,157 of which will vest on March 8, 2008 and the remaining 2,052 shares of which will vest on the date of our 2008 annual stockholders meeting. In the case of General Punaro, he received the grant described above on January 24, 2007 and our Nominating and Governance Committee approved an additional 2,052 restricted shares of common stock to be issued on January 24, 2008, provided that he remains a member of the Board as of January 24, 2008. If issued to General Punaro, these shares will vest in their entirety upon our 2008 annual meeting of stockholders.

In the cases of Messrs. Chandna and Weller, our Nominating and Governance Committee approved an award to each of these directors of 2,052 shares, vesting on the date of our 2007 annual meeting of stockholders, in order to compensate them for service through that annual meeting. Additionally, these directors were eligible to receive an annual grant upon the 2007 annual meeting of stockholders for continuing their service on the Board. As Mr. Chandna is the only non-employee director nominated for re-election, if he is re-elected to serve on the Board, he will receive the 2007 annual award of 6,157 shares, all of which will vest in full on the one-year anniversary of the date of grant.

Beginning with our 2008 annual meeting of stockholders, we will issue each continuing non-employee director a grant of restricted stock in an amount determined annually by our Nominating and Governance Committee, which for 2007, as described above, was based on a target value of $80,000. These shares will vest on the one-year anniversary of the date of grant.

The vesting of all of these grants will accelerate in full upon a change in control, provided that the director remains on the Board through the change in control event. We will have a right of repurchase of these shares if a director’s membership on the Board is terminated for cause.

Transactions With Related Persons

Related-Person Transactions policy and Procedures

In August of 2007, our Audit Committee adopted a written Related-Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of our policy only, a “related-person transaction” is a transaction in which the Company is a participant and in which a Related Person has or will have a direct or indirect material interest (as such terms are used in Item 404 of Regulation S-K under the Exchange Act), other than: (i) a transaction involving $120,000 or less when aggregated with all similar transactions; (ii) a transaction involving compensation to an executive officer that is approved by the Board of Directors or the Compensation Committee, and (iii) a transaction involving compensation to a director or director nominee that is approved by the Board of Directors, the Compensation Committee or the Nominating and Governance Committee. A “Related Person” is: (v) any director, nominee for director or executive officer (as such term is used in Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the Company; (x) any immediate family member of a director, nominee for director or executive officer of the Company; (y) any person (including any “group” as such term is used in Section 13(d) of the Exchange Act) who is known to the Company as a beneficial owner of more than five percent of the Company’s voting common stock (a “significant stockholder”), and (z) any immediate family member of significant stockholder.

Under the policy, where a transaction has been identified as a related-person transaction, management must present the material facts regarding the transaction, including the interest of the related party to the Audit Committee (or other appropriate committee of the Board for review) for consideration and approval or ratification. The committee shall consider whether the Related Person Transaction is advisable and whether to approve, ratify or reject the transaction or refer it to the full Board of Directors, in its discretion. If the committee approves a Related Person Transaction, it will report the action to the full Board of Directors.

There may be circumstances in which it may be necessary for the Company to enter into a Related Person Transaction subject to approval and ratification in accordance with the policy. If the Board declines to ratify such a transaction, the Company shall make all reasonable efforts to cancel, annul, or modify the transaction to make it acceptable to the Board, and the results of these efforts shall be promptly reported to the Board. Nothing in the policy shall be construed, however, to make such a transaction void or voidable by the other party.

As a general rule, any director who has a direct or indirect material interest in the Related Person Transaction should not participate in the committee or Board action regarding whether to approve or ratify the transaction. However, the Company recognizes that there may be certain cases in which all directors are deemed to have a direct or indirect material interest in a Related Person Transaction. In such cases, the

Company may enter into any such Related Person Transaction that is approved in accordance with the provisions of the Delaware General Corporation Law.

Waivers or exceptions to the policy may be granted by either the Audit Committee or the full Board of Directors. Any waiver or exception to the policy granted by a Committee of the Board of Directors shall be promptly reported to the full Board of Directors.

Certain Related-Person Transactions

Series D Financing

In May and June 2006, we sold 3,264,449 shares of Series D convertible preferred stock, or approximately 9.5% of our total outstanding equity securities on an as-converted fully-diluted basis, in exchange for approximately $23 million in cash, or $7.0456 per share (the post-split conversion price for these shares is $11.4420 per share). Entities affiliated with each of Inflection Point Ventures, Sierra Ventures, Core Capital, New Enterprise Associates and Sequoia Capital were all 5% or greater stockholders immediately before the time of the sale and purchased an aggregate of 1,886,902 shares of Series D convertible preferred stock. Our director Tim Guleri is currently a managing director with Sierra Ventures. Our director Harry Weller is currently a partner with New Enterprise Associates.

Investor Rights Agreement

In May and June 2006, we and the holders of all series of our convertible preferred stock entered a fourth amended and restated investor rights agreement. Under the agreement, the holders of registrable securities (as defined in the agreement) have the right, upon the occurrence of certain events to require us to file with the SEC and cause to be declared effective a registration statement covering the resale of shares of common stock issued or issuable upon the conversion of the shares of our Series A, B, C and D convertible preferred stock. Also, if we propose to register any of our capital stock under the Securities Act, the holders of all series of our convertible preferred stock will be entitled to customary “piggyback” registration rights with respect to shares of common stock issued or issuable upon the conversion of the shares of our Series A, B, C and D convertible preferred stock. This agreement terminated upon the closing of our initial public offering, except for the registration rights and confidentiality provisions of the agreement.

Right of First Refusal and Co-Sale Agreement

In May and June 2006, we and certain key holders of our common stock and the holders of our preferred stock entered into a fourth amended and restated right of first refusal and co-sale agreement. Under this agreement, certain key holders of our common stock were subject to contractual restrictions relating to their proposed transfer of our common stock. This agreement terminated upon the closing of our initial public offering.

Stockholders’ Voting Agreement

In May and June 2006, we and certain key holders of our common stock and the holders of our preferred stock entered into a fourth amended and restated stockholders’ voting agreement. Under this agreement, key holders of our common stock and holders of our preferred stock agreed to vote all shares of capital stock owned by such holders for the election of our directors in accordance with the terms set forth in such agreement. This agreement terminated upon the closing of our initial public offering.

Restricted Stock Grants

We have granted restricted stock to certain of our directors, as described in “Compensation Discussion & Analysis — Director Compensation.” We have also granted restricted stock to Messrs. Jackson and McDonough, as described in “Compensation Discussion & Analysis — Employment Agreements.”

Employment Agreements

We have employment agreements with certain of our named executive officers, as described in “Compensation Discussion & Analysis — Employment Agreements.”

Indemnification Agreements

We have entered into indemnity agreements with certain officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Sourcefire, and otherwise to the fullest extent permitted under Delaware law and our Bylaws.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Sourcefire stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Direct your written request to the Company’s Secretary at Sourcefire, Inc., 9770 Patuxent Woods Drive, Columbia, Maryland 21046 or contact Tania Almond, our Vice President Investor Relations, at 410.423.1919. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Todd P. Headley
Assistant Secretary

September 6, 2007

Appendix A

SOURCEFIRE, INC.

2007 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2007 Employee Stock Purchase Plan of Sourcefire, Inc.

1. Purpose.  The purpose of the Plan is to provide Employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code and the applicable regulations thereunder. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

2. Definitions.  As used herein, the following definitions shall apply:

(a) “Administrator” means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

(b) “Applicable Laws” means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code and the applicable regulations thereunder, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Common Stock” means the common stock of the Company.

(f) “Company” means Sourcefire, Inc., a Delaware corporation.

(g) “Compensation” means an Employee’s base salary, commissions and cash bonuses from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include overtime, bonuses, annual awards, other incentive payments, reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee’s behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

(h) “Corporate Transaction” means any of the following transactions:

(1) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(2) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations);

(3) the complete liquidation or dissolution of the Company;

(4) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(5) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(i) “Designated Parents or Subsidiaries” means the Parents or Subsidiaries which have been designated by the Administrator from time to time as eligible to participate in the Plan.

(j) “Effective Date” means the Plan’s effective date, as determined in the discretion of the Administrator.

(k) “Employee” means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual’s employer. Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave, for purposes of determining eligibility to participate in the Plan.

(l) “Enrollment Date” means the first day of each Offer Period.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Exercise Date” means the last trading day of each Offer Period.

(o) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(1) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(2) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(3) In the absence of an established market for the Common Stock of the type described in (1) and (2), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(p) “Offer Period” means a period specified as such pursuant to Section 4(a), below.

(q) “Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(r) “Participant” means an Employee of the Company or Designated Parent or Subsidiary who has completed a subscription agreement as set forth in Section 5(a) and is thereby enrolled in the Plan.

(s) “Plan” means this Employee Stock Purchase Plan.

(t) “Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

(u) “Reserves” means, as of any date, the sum of (1) the number of shares of Common Stock covered by each then outstanding option under the Plan which has not yet been exercised and (2) the number of shares of Common Stock which have been authorized for issuance under the Plan but not then subject to an outstanding option.

(v) “Subsidiary” means a “subsidiary corporation” of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Eligibility.

(a) General.  Any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Offer Period commencing with such Enrollment Date. No individual who is not an Employee shall be eligible to participate in the Plan.

(b) Limitations on Grant and Accrual.  Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits the Employee’s rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars (US$25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

(c) Other Limits on Eligibility.  Notwithstanding Subsection (a), above, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for not more than 5 months in any calendar year; and (iii) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan.

4. Offer Periods.

(a) The Plan shall be implemented through consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Section 19 hereof. The maximum duration of an Offer Period shall be twenty-seven (27) months. Initially, the Plan shall be implemented through consecutive Offer Periods of six (6) months’ duration commencing each February 15 and August 15 following the Effective Date (except that the initial Offer Period shall commence on the Effective Date and shall end on the next February 14 or August 14 following the Effective Date as determined by the Administrator at the time the Effective Date is established).

(b) A Participant shall be granted a separate option for each Offer Period in which he or she participates. The option shall be granted on the Enrollment Date and shall be automatically exercised on the Exercise Date.

(c) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

5. Participation.

(a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan (or such other form or method (including electronic forms) as the Administrator may designate from time to time) and filing it with the designated payroll office of the Company at least five (5) business days prior to the Enrollment Date for the Offer Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Administrator for all eligible Employees with respect to a given Offer Period.

(b) Payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date and shall end on the Exercise Date, unless sooner terminated by the Participant as provided in Section 10.

6. Payroll Deductions.

(a) At the time a Participant files a subscription agreement, the Participant shall elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding ten percent (10%) of the Compensation which the Participant receives during the Offer Period.

(b) All payroll deductions made for a Participant shall be credited to the Participant’s account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

(c) A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by completing and filing with the Company a change of status notice in the form of Exhibit B to this Plan (or such other form or method (including electronic forms) as the Administrator may designate from time to time) authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant’s payroll deductions shall be effective with the first full payroll period commencing five (5) business days after the Company’s receipt of the change of status notice unless the Company elects to process a given change in participation more quickly. A Participant’s subscription agreement (as modified by any change of status notice) shall remain in effect for successive Offer Periods unless terminated as provided in Section 10. The Administrator shall be authorized to limit the number of payroll deduction rate changes during any Offer Period.

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant’s payroll deductions shall be decreased to 0%. Payroll deductions shall recommence at the rate provided in such Participant’s subscription agreement, as amended, at the time when permitted under Section 423(b)(8) of the Code and Section 3(b) herein, unless such participation is sooner terminated by the Participant as provided in Section 10.

7. Grant of Option.  On the Enrollment Date, each Participant shall be granted an option to purchase (at the applicable Purchase Price) five hundred (500) shares of the Common Stock, subject to adjustment as provided in Section 18 hereof; provided that such option shall be subject to the limitations set forth in Sections 3(b), 6 and 12 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option, to the extent not exercised, shall expire on the last day of the Offer Period with respect to which such option was granted. Notwithstanding the foregoing, shares subject to the option may only be purchased with accumulated payroll deductions credited to a Participant’s account in accordance with Section 6 of the Plan. In addition, to the extent an option is not exercised on each Purchase Date, the option shall lapse and thereafter cease to be exercisable.

8. Exercise of Option.  Unless a Participant withdraws from the Plan as provided in Section 10, below, the Participant’s option for the purchase of shares of Common Stock will be exercised automatically on each Exercise Date, by applying the accumulated payroll deductions in the Participant’s account to purchase the number of full shares subject to the option by dividing such Participant’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price. No fractional shares will be purchased; any payroll deductions accumulated in a Participant’s account which are not sufficient to purchase a full share shall be carried over to the next Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. Notwithstanding the foregoing, any amount remaining in a Participant’s account following the purchase of shares on the Exercise Date due to the application of Section 423(b)(8) of the Code or Section 7, above, shall be returned to the Participant and shall not be carried over to the next Offer Period. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by the Participant.

9. Delivery.  Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as promptly as practicable, of a certificate representing the shares purchased upon exercise of the Participant’s option.

10. Withdrawal; Termination of Employment.

(a) A Participant may either (i) withdraw all but not less than all the payroll deductions credited to the Participant’s account and not yet used to exercise the Participant’s option under the Plan or (ii) terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the Participant’s option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan (or such other form or method (including electronic forms) as the Administrator may designate from time to time). If the Participant elects withdrawal alternative (i) described above, all of the Participant’s payroll deductions credited to the Participant’s account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal, such Participant’s option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If the Participant elects withdrawal alternative (ii) described above, no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the Participant’s payroll deductions credited to the Participant’s account will be applied to the exercise of the Participant’s option on the next Exercise Date (subject to Sections 3(b), 6, 7 and 12), and after such Exercise Date, such Participant’s option for the Offer Period will be automatically terminated and all remaining accumulated payroll deduction amounts shall be returned to the Participant. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant delivers to the Company a new subscription agreement.

(b) Upon termination of a Participant’s employment relationship (as described in Section 2(k)), the payroll deductions credited to such Participant’s account during the Offer Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14, and such Participant’s option will be automatically terminated without exercise of any portion of such option.

11. Interest.  No interest shall accrue on the payroll deductions credited to a Participant’s account under the Plan.

12. Stock.

(a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be one million (1,000,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. With respect to any amendment to increase the total number of shares of Common Stock under the Plan, the Administrator shall have discretion to disallow the purchase of any increased shares of Common Stock for Offer Periods in existence prior to such increase. If the Administrator determines that on a given Exercise Date the number of shares with respect to which options are to be exercised may exceed (x) the number of shares then available for sale under the Plan or (y) the number of shares available for sale under the Plan on the Enrollment Date(s) of one or more of the Offer Periods in which such Exercise Date is to occur, the Administrator may make a pro rata allocation of the shares remaining available for purchase on such Enrollment Dates or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine to be equitable, and shall either continue all Offer Periods then in effect or terminate any one or more Offer Periods then in effect pursuant to Section 19, below. Any amount remaining in a Participant’s payroll account following such pro rata allocation shall be returned to the Participant and shall not be carried over to any future Offer Period, as determined by the Administrator.

(b) A Participant will have no interest or voting right in shares covered by the Participant’s option until such shares are actually purchased on the Participant’s behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

(c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as designated in the Participant’s subscription agreement.

13. Administration.  The Plan shall be administered by the Administrator which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons.

14. Designation of Beneficiary.

(a) Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the Participant (and the Participant’s spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Administrator, then to the heirs at law of the Participant determined in accordance with Section 27.

15. Transferability.  No payroll deductions credited to a Participant’s account, options granted hereunder, or any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrator may, in its sole discretion, treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

16. Use of Funds.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions or hold them exclusively for the benefit of Participants. All payroll deductions received or held by the Company may be subject to the claims of the Company’s general creditors. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Designated Parent or Subsidiary and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or a Designated Parent or Subsidiary. The Participants shall have no claim against the Company or any Designated Parent or Subsidiary for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

17. Reports.  Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Adjustments Upon Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the Reserves, the Purchase Price, the maximum number of shares that may be purchased in any Offer Period, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.

(b) Corporate Transactions.  In the event of a proposed Corporate Transaction, each option under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator, in the exercise of its sole discretion and in lieu of such assumption, determines to shorten the Offer Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Administrator shall notify each Participant in writing at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that either:

(1) the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10; or

(2) the Company shall pay to the Participant on the New Exercise Date an amount in cash, cash equivalents, or property as determined by the Administrator that is equal to the excess, if any, of (i) the Fair Market Value of the shares subject to the option over (ii) the Purchase Price due had the Participant’s option been exercised automatically under Subsection (b)(1) above. In addition, all remaining accumulated payroll deduction amounts shall be returned to the Participant.

For purposes of this Subsection, an option granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the option is replaced with a comparable option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of option comparability shall be made by the Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

19. Amendment or Termination.

(a) The Administrator may at any time and for any reason terminate or amend the Plan and such termination can affect options previously granted. The Plan or any one or more Offer Periods may be terminated by the Administrator on any Exercise Date or by the Administrator establishing a new (earlier or later) Exercise Date with respect to any Offer Period then in progress if the Administrator determines that the termination of the Plan or such one or more Offer Periods is in the best interests of the Company and its stockholders. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b) Without stockholder consent, the Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, determine the length of any future Offer Period, determine whether future Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan.

20. Notices.  All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

21. Conditions Upon Issuance of Shares.  Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws. As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws or is otherwise advisable. In addition, no options shall be exercised or shares issued hereunder before the Plan shall have been approved by stockholders of the Company as provided in Section 23.

22. Term of Plan.  The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 19.

23. Stockholder Approval.  Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

24. No Employment Rights.  The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer’s right to terminate, or otherwise modify, an employee’s employment at any time.

25. No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

26. Effect of Plan.  The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

27. Governing Law.  The Plan is to be construed in accordance with and governed by the internal laws of the State of Maryland without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Maryland to the rights and duties of the parties, except to the extent the internal laws of the State of Maryland are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

28. Dispute Resolution.  The provisions of this Section 28 (and as restated in the Subscription Agreement) shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and the Participant, or their respective successors (the “parties”), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the District of Maryland (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Maryland state court in the County of Columbia) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 28 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

Exhibit A

Sourcefire, Inc. 2007 Employee Stock Purchase Plan
SUBSCRIPTION AGREEMENT

Effective with the Offer Period beginning on:
☐  ESPP Effective Date  ☐  February 15, 200              or  ☐  August 15, 200

1.	Personal Information

Legal Name (Please Print)
(Last)(First)(MI)	LocationDepartment
Street Address
Daytime Telephone
City, State/Country, Zip
E-Mail Address
Social Security No. - - Employee I.D. No
Manager Mgr. Location

2.	Eligibility Any Employee whose customary employment is more than 20 hours per week and more than 5 months per calendar year, and who does not hold (directly or indirectly) five percent (5%) or more of the combined voting power of the Company, a parent or a subsidiary, whether in stock or options to acquire stock is eligible to participate in the Sourcefire, Inc. 2007 Employee Stock Purchase Plan (the “ESPP”); provided, however, that Employees who are subject to the rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the ESPP are not eligible to participate.

3.	Definitions Each capitalized term in this Subscription Agreement shall have the meaning set forth in the ESPP.

4.	Subscription I hereby elect to participate in the ESPP and subscribe to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the ESPP. I have received a complete copy of the ESPP and a prospectus describing the ESPP and understand that my participation in the ESPP is in all respects subject to the terms of the ESPP. The effectiveness of this Subscription Agreement is dependent on my eligibility to participate in the ESPP.

5.	Payroll Deduction Authorization I hereby authorize payroll deductions from my Compensation during the Offer Period in the percentage specified below (payroll reductions may not exceed 10% of Compensation nor the limitation under Section 423(b)(8) of the Code and the regulations thereunder). I understand that the Company is not obligated to segregate my payroll deductions or hold them exclusively for my benefit.

Percentage to be Deducted (circle one	)	1%	2%	3%	4%	5%	6%	7%	8%	9%	10%

6.	ESPP Accounts and Purchase Price I understand that all payroll deductions will be credited to my account under the ESPP. No additional payments may be made to my account. No interest will be credited on funds held in the account at any time including any refund of the account caused by withdrawal from the ESPP. All payroll deductions shall be accumulated for the purchase of Company Common Stock at the applicable Purchase Price determined in accordance with the ESPP.

7.	Withdrawal and Changes in Payroll Deduction I understand that I may discontinue my participation in the ESPP at any time prior to an Exercise Date as provided in Section 10 of the ESPP, but if I do not withdraw from the ESPP, any accumulated payroll deductions will be applied automatically to purchase Company Common Stock. I may increase or decrease the rate of my payroll deductions in whole percentage increments to not less than one percent (1%) on one occasion during any Offer Period by completing and timely filing a Change of Status Notice. Any increase or decrease will be effective for the full payroll period occurring after five (5) business days from the Company’s receipt of the Change of Status Notice.

8.	Perpetual Subscription I understand that this Subscription Agreement shall remain in effect for successive Offer Periods until I withdraw from participation in the ESPP, or termination of the ESPP.

9.	Taxes I have reviewed the ESPP prospectus discussion of the federal tax consequences of participation in the ESPP and consulted with tax consultants as I deemed advisable prior to my participation in the ESPP. I hereby agree to notify the Company in writing within thirty (30) days of any disposition (transfer or sale) of any shares purchased under the ESPP if such disposition occurs within two (2) years of the Enrollment Date (the first day of the Offer Period during which the shares were purchased) or within one (1) year of the Exercise Date (the date I purchased such shares), and I will make adequate provision to the Company for foreign, federal, state or other tax withholding obligations, if any, which arise upon the disposition of the shares. In addition, the Company may withhold from my Compensation any amount necessary to meet applicable tax withholding obligations incident to my participation in the ESPP, including any withholding necessary to make available to the Company any tax deductions or benefits contingent on such withholding.

10.	Dispute Resolution The provisions of this Section 10 and Section 28 of the ESPP shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and I, or our respective successors (the “parties”), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the Company and I agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the District of Maryland (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Maryland state court in the County of Columbia) and that we shall submit to the jurisdiction of such court. The Company and I irrevocably waive, to the fullest extent permitted by law, any objection we may have to the laying of venue for any such suit, action or proceeding brought in such court. THE COMPANY AND I ALSO EXPRESSLY WAIVE ANY RIGHT WE HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 10 or Section 28 of the ESPP shall for any reason be held invalid or unenforceable, it is the specific intent of the Company and I that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

11.	Designation of Beneficiary In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

☐  I am single  ☐  I am married

Beneficiary (please print)	Relationship to Beneficiary (if any)
(Last) (First) (MI)
Street Address
City, State/Country, Zip

12.	Termination of ESPP I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, and a termination may be effective as early as an Exercise Date, including the establishment of an alternative date for an Exercise Date within each outstanding Offer Period.

Date:	Employee Signature:

spouse’s signature (if beneficiary is other than spouse)

Exhibit B

Sourcefire, Inc. 2007 Employee Stock Purchase Plan
CHANGE OF STATUS NOTICE

Participant Name (Please Print)

Social Security Number

 ☐  Withdrawal From ESPP

I hereby withdraw from the Sourcefire, Inc. 2007 Employee Stock Purchase Plan (the “ESPP”) and agree that my option under the applicable Offer Period will be automatically terminated and all accumulated payroll deductions credited to my account will be refunded to me or applied to the purchase of Common Stock depending on the alternative indicated below. No further payroll deductions will be made for the purchase of shares in the applicable Offer Period and I shall be eligible to participate in a future Offer Period only by timely delivery to the Company of a new Subscription Agreement.

 ☐  Withdrawal and Purchase of Common Stock

Payroll deductions will terminate, but your account balance will be applied to purchase Common Stock on the next Exercise Date. Any remaining balance will be refunded.

 ☐  Withdrawal Without Purchase of Common Stock

Entire account balance will be refunded to me and no Common Stock will be purchased on the next Exercise Date provided this notice is submitted to the Company ten (10) business days prior to the next Exercise Date.

 ☐  Change in Payroll Deduction

I hereby elect to change my rate of payroll deduction under the ESPP as follows (select one):

Percentage to be Deducted (circle one	)	1%	2%	3%	4%	5%	6%	7%	8%	9%	10%

An increase or a decrease in payroll deduction will be effective for the first full payroll period commencing no fewer than five (5) business days following the Company’s receipt of this notice, unless this change is processed more quickly.

☐ Change of Beneficiary	☐ I am single	☐ I am married

This change of beneficiary shall terminate my previous beneficiary designation under the ESPP. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

Beneficiary (please print)	Relationship to Beneficiary (if any)
(Last) (First) (MI)
Street Address
City, State/Country, Zip

Date:	Employee Signature:

spouse’s signature (if new beneficiary is other than spouse)

VOTE BY INTERNET OR TELEPHONE

QUICK ★★★ EASY ★★★ IMMEDIATE

Sourcefire, Inc.

Voting by telephone or Internet is quick, easy and immediate. As a stockholder of Sourcefire, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on October 2, 2007.

Vote Your Proxy on the Internet:

Go to www.continentalstock.com.

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:

Call 1 (866) 894-0537.

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

▼ **FOLD AND DETACH HERE AND READ THE REVERSE SIDE** ▼

PROXY

Please mark your votes like this **X**

	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
1. Election of Directors NOMINEES: (01) E. Wayne Jackson, III, and (02) Asheem Chandna	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Label Area 4" x 1 1/2"

PRINT AUTHORIZATION *(THIS BOXED AREA DOES NOT PRINT)*

To commence printing on this proxy card please sign, date and fax this card to this number: 212-691-9013 or email us your approval.

SIGNATURE:______________________ DATE:________ TIME:______

Registered Quantity 800 Broker Quantity______________

Note: SCOTTI to Email final approved copy for Electronic Voting website setup: Yes ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ______________________ **Signature** ______________________ **Date** ____________, **2007.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

VOTE BY INTERNET OR TELEPHONE 3
QUICK EAS Y IMMEDI AT E
Sourcefire, Inc.
Voting by telephone or Internet is quick, easy and m i mediate. As a stockholder of Sourcefire, Inc., you have the option of voting your shares electronically t h rough the Internet or on the telephone, eliminatin g the need o t return h t e proxy card. Your electronic vote authorizes the named proxies t o vote your shares in the same manner as if you marked, signed, dated and returned t h e proxy card. Votes submit ted electronically over the Internet or by t e lephone must be received by 7:00 p.m., Eastern Tim e, on Octo ber 2, 2007. Vote Your Proxy on the Internet: Go to www.continentalstock.com. Have your proxy card available when you access t h e above website. Follow the prompts o t vote your shares. Vote Your Proxy by Phone: Call 1 (866) 894-0537. Use any t o uch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow h t e voting instructi ons t o vote your shares.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY OR BY PHONE
Vote Your Proxy by mail: Mark, sign, and date your proxy card, t h en detach i t , and return it n i the postage-paid envelope provided.
FOLD AND DETACH HERE AND READ THE REVERSE SIDE
PROXY Ple ase ma r k your votes X THEB OARDO FD IRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. like this
FORa ll WITHHOLD AUTHORITY Nomin eesl isted o t v ote (except as mark ed to to thel eft the contra r y f ora ll nomin ees l i ste d to thel eft) FO R AGAINST ABSTAIN
1. Election of Directors 2. To approve the 2007 Employee Stock Purchase Plan.
NOMINEES: (01) E. Wayne Jackson, III, and
(02) Asheem Chandna FO R AGAINST ABSTAIN
( I nstruction: To withhold authority to vote for any individual nominee, strike a 3. To ratify the selection of Ernst & Young LLP as l i ne through that nominee’s name in the list above) n i dependent auditors of the Company for its fiscal year ending December 31, 2007.
THISP ROXY WHEN PROPERLY EXECUTEDW ILLB E VOTED AS INDICATED. IF NO CONTRARY INDICATIONI S MADE, THE PROXY WILLB E VOTED IN FAVOR OF ELECTING THE TWO NOMIN EEST O THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2 AND 3,A ND IN
Label Area 4” x 1 1/2” ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN , ON ANY
OTHER MATTERS THAT MAY PROPERLY COME BEFORET HE ANNUALM EETING. THIS PROXY IS SOLICITED ON BEHALF OF THEB OARD OF DIRECTORS.
PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT)
COMP
ANY ID:
Toc ommence printin g on th is proxy card please sign, date and fax t h s i c ardt o th is number: 212-691-9013 or emailu s your approval.
PROXY NUMBER:
SIGNATURE:___DATE:___ TIME:___Registered Quantity 800 Broker Quantity___
Note: SCOTTI o Emailt if nal approved copy fo r Electronic Voting website setup: Yes ACCOUNT NUMBER: Sig nature Signature Date ,2 007.
Note: Please signe xa ctly as name ap pearsh ereon. When share s are held by joint owners, both should sign. When signing as attorney, executor, adminis trator, trustee, guardian, or corporate of i f cer, p e l ase givet itle a s such.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

Sourcefire, Inc.

The undersigned appoints Todd P. Headley as proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Sourcefire, Inc. held of record by the undersigned at the close of business on August 14, 2007 at the Annual Meeting of Stockholders of Sourcefire, Inc. to be held on October 3, 2007 or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE
PROXY
THIS PROXY ISS OLICITEDO N BEHALFO FT HE BOARD OFD IRECTORS
Sourcefir e, Inc.
The undersig ned appoints Todd P. Headley as proxy, with the power to appoin t his substitute, and auth orizes him to represent and to vote, as desig nated on the reverse hereof,a ll of the shares of common stocko f Sourcefire,I nc. held of record byt he undersigned at the close of business on August 14, 2007 at the Annual Meeting of Sto ckhold ers of Sourcefire, Inc. to be held on October3 ,2 007 or at any adjournment thereof.
(Continued, and to bem arked, dateda nd signed, on theo thers ide)